Exhibit 10.3

Lease

by and between

Cresset Grove LLC,

Landlord,

and

Olink Proteomics, Inc.,

Tenant

Dated: May 11, 2018

Property: 65 Grove Street, Watertown, Massachusetts

TABLE OF CONTENTS

Article I FUNDAMENTAL LEASE PROVISIONS		1

1.1	Reference Subjects	1

Article II PREMISES AND TERM		3

2.1	Premises	3
2.2	Acceptance of Premises	3
2.3	Term	3

Article III CONDITION OF PREMISES AND TENANT WORK		4

3.1	Initial Construction	4
3.2	Delivery of Possession	4
3.3	Early Access	5
3.4	General Provisions Applicable to Construction	5

Article IV RENT		5

4.1	Annual Fixed Rent	5
4.2	Method of Payment	5
4.3	Additional Rent	6
4.4	Allocation of Certain Operating Expenses	8
4.5	Electricity and Water	8
4.6	Audit	8

Article V ADDITIONAL COVENANTS		9

5.1	Tenant’s Covenants	9
5.2	Landlord’s Covenants	14

Article VI INSURANCE; CASUALTY; TAKING		17

6.1	Insurance	17
6.2	Fire or Casualty	18
6.3	Waiver of Claim - Indemnification	19
6.4	Nonwaiver	19
6.5	Condemnation	19

Article VII DEFAULT		20

7.1	Events of Default	20
7.2	Remedies for Default	21
7.3	Remedies Cumulative	21
7.4	Effect of Waivers of Default	22
7.5	No Accord and Satisfaction: No Surrender	22
7.6	Waiver of Jury	22
7.7	Landlord’s Curing and Enforcement	22
7.8	Landlord’s Default	23
7.9	Vacancy During Last Three Months	23
7.10	Security Deposit	23
7.11	Guaranty	23

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Article VIII MISCELLANEOUS PROVISIONS		24

8.1	Notice from One Party to the Other	24
8.2	Quiet Enjoyment	24
8.3	Limitation of Landlord’s Liability	24
8.4	Applicable Law and Construction	24
8.5	Successors and Assigns	25
8.6	Relationship of the Parties	25
8.7	Estoppel Certificate	25
8.8	Notice of Lease	25
8.9	Construction on Adjacent Premises	25
8.10	Tenant As Business Entity	26
8.11	Intentionally Omitted	26
8.12	Parking	26

Article IX BROKERS		26

9.1	Brokers	26

Article X LANDLORD’S FINANCING		27

10.1	Subordination and Superiority of Lease	27
10.2	Rent Assignment	27
10.3	Other Instruments	28
10.4	Landlord Representations and Warrantees	28

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LEASE

Article I

FUNDAMENTAL LEASE PROVISIONS

1.1               Reference Subjects. Each reference in this Lease to any of the following subjects shall be construed to incorporate the information stated for that subject in this Section.

EFFECTIVE DATE:	May 11, 2018

PREMISES:	A portion of the first (1st) floor of the Building, as depicted on Appendix A attached hereto.

BUILDING:	The building consisting of approximately 114,517 rentable square feet located at 65 Grove Street, Watertown, MA

PROPERTY:	The Building and the land upon which it is located

LANDLORD:	Cresset Grove LLC, a Massachusetts limited liability company

LANDLORD’S NOTICE ADDRESS:	c/o Cresset Development LLC [*************] [*************] Attn: Edward G. Nardi

LANDLORD’S MANAGING AGENT:	Cresset Management LLC [*************] [*************]

TENANT:	Olink Proteomics, Inc., a Delaware corporation

NOTICE ADDRESS OF TENANT PRIOR TO LEASE COMMENCEMENT DATE:	[*************] [*************] Attn: Jon Heimer

NOTICE ADDRESS OF TENANT AS OF LEASE COMMENCEMENT DATE:	65 Grove Street, 1st Floor Watertown MA 02472 Attn: Jon Heimer

INITIAL TERM:	Five (5) Years

LEASE YEAR:	The first Lease Year of the Term shall commence on the Lease Commencement Date and end on the last day of the month in which the first (1st) anniversary of the Lease Commencement Date shall occur (unless the Commencement Date shall occur on the first day of a month, in which case the first Lease Year shall end on the day before the first (1st) anniversary of the Commencement Date). Subsequent Lease Years shall commence on the day after the last day of the first Lease Year or an anniversary thereof, and shall end on an anniversary of the last day of the first Lease Year.

LEASE COMMENCEMENT DATE:	As defined in Section 2.3 hereof.

LEASE EXPIRATION DATE:	The last day of the sixtieth (60th) month after the Lease Commencement Date

ANNUAL FIXED RENT:	Lease Year	Fixed Rent/RSF	Annual Fixed Rent	Monthly Fixed Rent
	Year 1	$29.00	$182,584.00	$15,215.33
	Year 2	$29.87	$188,061.52	$15,671.79
	Year 3	$30.77	$193,727.92	$16,143.99
	Year 4	$31.69	$199,520.24	$16,626.69
	Year 5	$32.64	$205,501.44	$17,125.12

PARKING SPACES:	18 unreserved spaces (approximately three (3) spaces per 1,000 rentable square feet)

PREMISES RENTABLE AREA:	Approximately Six Thousand Two Hundred Ninety-Six (6,296) rentable square feet

TENANT’S PERCENTAGE SHARE:	5.50%

PERMITTED USES:	Subject to applicable zoning, for general office, research and development, and laboratory use, and for no other purpose whatsoever.

PUBLIC LIABILITY INSURANCE:	$1,000,000 per occurrence/$2,000,000 in the aggregate, with $5,000,000 umbrella coverage per occurrence

BROKER:	Newmark Grubb Knight Frank

SECURITY DEPOSIT:	$64,109.01 either in cash or in the form of an irrevocable letter of credit attached hereto as Appendix D.

GUARANTOR:	Olink Proteomics AB, a Swedish corporation

APPENDICES:	Appendix A -	Premises Plan
	Appendix B -	Landlord’s Work Letter
	Appendix C -	Rules and Regulations
	Appendix D -	Form of Letter of Credit
	Appendix E -	Form of Guaranty of Lease

Article II

PREMISES AND TERM

2.1               Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, subject to and with the benefit of the terms, covenants and conditions of this Lease, and rights, agreements, easements and restrictions of record applicable to the property of which the Premises are a part, all of which Tenant shall perform and observe insofar as the same are applicable to the Premises. Subject to the rules and regulations established by Landlord, attached hereto as Appendix C, as they may be amended from time to time (the “Rules and Regulations”), Tenant shall have the appurtenant rights in common with others to use (a) the common lobbies, hallways, stairways and elevators of the Building serving the Premises in common with others, (b) the exterior walkways, sidewalks and driveways necessary for access to the Premises, and (c) the parking areas serving the Premises. Except as specifically provided herein to the contrary, all the perimeter walls of the Premises except the interior surfaces thereof, any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, are expressly excluded from the Premises and reserved to Landlord. Landlord excepts and reserves the right from time to time (a) to install, use, maintain, repair, replace and relocate within the Premises and other parts of the Building, or either, pipes, meters and other equipment, machinery, apparatus and appurtenant fixtures; and (b) to make additions to the Building and alter or relocate any entranceways, common areas or other facilities (including without limitation all access driveways, walkways and parking areas) serving the Premises provided that none of the foregoing unreasonably interferes with Tenant’s use and enjoyment of the Premises for the permitted use. Tenant shall have access to the Building 24 hours per day, 7 days a week.

2.2               Acceptance of Premises. Tenant acknowledges that it has inspected the Premises and except as expressly set forth in this Lease, accepts the same in the condition they are in on the Lease Commencement Date, it being expressly agreed that Landlord shall have no obligation, liability or risk whatsoever with respect to the Premises or their condition, except as expressly set forth in this Lease. Tenant further acknowledges that neither Landlord nor any agent or employee of Landlord has made any representations or warranties of any kind, express or implied, concerning the Premises, their condition or this Lease (including, without limitation, any express or implied warranties of merchantability, fitness, habitability or suitability for Tenant’s particular purposes) except as expressly set forth in this Lease. Notwithstanding the foregoing. Landlord represents and warrants that to Landlord’s knowledge, as of the Lease Commencement Date, (i) the Premises and Property shall comply with all applicable federal, state, and local laws, codes, rules, and regulations, and Landlord’s insurance requirements under this Lease, (ii) the roof of the Building shall be in good working order and shall not leak, and (iii) the mechanical, electrical and Building HVAC systems serving the Premises shall be in good working order.

2.3               Term. The Lease Commencement Date shall be the first to occur of the following:

(a)                the date on which Landlord delivers the Premises to Tenant and substantial completion (as hereinafter defined) of Landlord’s Work (as defined in the Work Letter (as hereinafter defined)) has occurred; or

(b)                if Landlord reasonably determines that the date of substantial completion of Landlord’s Work is delayed by reason of Tenant Delay(s) (as defined in the Work Letter), the date on which, in Landlord’s reasonable judgment, Landlord’s Work would have been substantially completed but for such Tenant Delay(s). “Substantial completion’’ of Landlord’s Work shall mean completion of such Landlord’s Work except for items which can be completed after Tenant’s occupancy without undue interference with Tenant’s use of all of the Premises including the lab space (i.e. so-called “punchlist items”) and receipt of a certificate of occupancy for the Premises from the appropriate authority and the existence of such punchlist items shall not prevent Tenant from using all material portions of the Premises. Landlord shall use reasonable efforts to complete all punchlist items within thirty (30) days at times and in a manner so as to not unreasonably interfere with Tenant’s use of the Premises for the permitted use, or, if such completion is not feasible for any reason, as soon as conditions permit, and Tenant shall afford Landlord access to the Premises for such purpose.

Article III

CONDITION OF PREMISES AND TENANT WORK

3.1               Initial Construction. As indicated in the Work Letter attached hereto as Appendix B (the “Work Letter”), Landlord shall complete Landlord’s Work as specified therein. Tenant shall have until May 11, 2018, to submit a permit set of plans for Landlord’s Work for Landlord’s approval of the same at Landlord’s sole discretion. Except for Landlord’s Work or as otherwise expressly provided for herein, Landlord is leasing the Premises to Tenant “as is”, without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability), subject to all recorded matters, laws, ordinances and governmental regulations and orders.

3.2               Delivery of Possession. (a) Except for latent defects and punchlist items, and except to the extent Tenant shall have given Landlord notice not later than sixty (60) days after the Commencement Date of defects in Landlord’s Work, Tenant shall have no claim that Landlord has failed to perform any of Landlord’s Work. Notwithstanding the foregoing, during the first year of the Lease Term Landlord shall repair latent defects at Landlord’s sole cost and expense and shall not include the cost thereof as an Operating Cost.

(b)                Landlord shall use diligent efforts to deliver the Premises with Landlord’s Work substantially completed no later than the date that is three (3) months after receipt by Landlord of a building permit for Landlord’s Work (the “Estimated Delivery Date”). If Landlord fails to deliver the Premises with Landlord’s Work substantially completed by the date that is one (1) month after the Estimated Delivery Date, other than due to Tenant Delays or Force Majeure Delays (as defined in the Work Letter), Tenant shall receive a credit toward Rent equal to one day of Base Rent for each day of delay until the Premises are delivered; provided however if Tenant’s current Landlord permits Tenant to remain in its current Premises at the current rent and without further penalties, Tenant shall not be entitled to any rent credit. If Landlord fails to deliver the Premises with Landlord’s Work substantially completed by the date that is two (2) months after the Estimated Delivery Date (the “Extended Delivery Date”), other than due to Tenant Delays or Force Majeure Delays, Tenant shall receive a credit toward Rent equal to two days of Base Rent for each day of delay after the Extended Delivery Date until the Premises are delivered; provided however if Tenant’s current Landlord permits Tenant to remain in its current Premises at the current rent and without further penalties, Tenant shall not be entitled to any rent credit. If Landlord fails to deliver the Premises with Landlord’s Work substantially completed by the date that is two (2) months after the Extended Delivery Date, other than due to Tenant Delays or Force Majeure Delays, Tenant shall have the option to terminate this Lease upon ten (10) business days’ written notice. Within one (1) week of receipt of the building permit for Landlord’s Work, Landlord shall provide notice to Tenant regarding whether Landlord reasonably expects to deliver the Premises to Tenant with Landlord’s Work completed by the Estimated Delivery Date, and shall provide weekly updates to Tenant thereafter.

3.3               Early Access. Landlord shall permit Tenant access (at Tenant’s sole risk) to the Premises for the thirty (30) day period prior to the anticipated Lease Commencement Date for the purposes of making measurements and installing telecommunications and business equipment and furnishings in the Premises prior to Tenant’s taking possession of the Premises if such can be done without material interference with, or delay in the performance of, Landlord’s Work in the Premises and in harmony with Landlord’s contractors and subcontractors. Any interference with or delay in Landlord’s Work as a result thereof shall be deemed a Tenant Delay.

3.4               General Provisions Applicable to Construction. Tenant shall not make any installations, alterations, additions, or improvements in or to the Premises, including, without limitation, any apertures in the walls, partitions, ceilings or floors, without on each occasion obtaining the prior written consent of Landlord, which shall not be unreasonably withheld; provided, however, non-structural alterations costing less than $50,000 shall be permitted without Landlord’s consent, but with at least twenty (20) days’ advance written notice. Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord or any Superior Mortgagee (as defined below) in reviewing Tenant’s proposed installation, alterations, additions or improvements. Any such work so approved by Landlord shall be performed only in accordance with plans and specifications therefor approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall procure at Tenant’s sole expense all necessary permits and licenses before undertaking any work on the Premises and shall perform all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable insurance requirements, laws, ordinances, regulations and orders of governmental authorities. Tenant shall employ for such work only contractors approved by Landlord who can work in harmony with those contractors employed by Landlord, if any, and Tenant shall require all contractors employed by Tenant to carry worker’s compensation insurance in accordance with statutory requirements and commercial general liability insurance covering such contractors on or about the Premises with a combined single limit not less than $1,000,000 per occurrence/$2,000,000 aggregate and shall submit certificates evidencing such coverage to Landlord prior to the commencement of such work. Tenant shall indemnify and hold harmless Landlord from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work, unless such injury, loss, claim or damage arises from the negligence or willful misconduct of Landlord, its agents, employees or contractors. Landlord may inspect the work of Tenant at reasonable times and give notice of observed defects. Upon completion of any such work, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts and proof of payment for all labor and materials.

Article IV

RENT

4.1               Annual Fixed Rent. Annual Fixed Rent during the Term of this Lease shall be the amount per annum set forth in Section 1.1.

4.2               Method of Payment. Tenant covenants and agrees to pay the Annual Fixed Rent to Landlord in advance in equal monthly installments (or in the appropriate monthly installments for monthly periods during any Lease Year) on the first day of each calendar month during the Term beginning on the Lease Commencement Date. Tenant shall make ratable payment of Annual Fixed Rent for any portion of a Lease Year (or month) in which the same accrues, all payments of Annual Fixed Rent and additional rent and other sums due hereunder to be paid in current U.S. exchange at the Landlord’s Notice Address or such other place as Landlord may by notice in writing to Tenant from time to time, without demand and without set-off or deduction.

Without limiting the generality of the foregoing, and except as otherwise specifically provided herein, Tenant’s obligation so to pay shall not be discharged or otherwise affected by reason of the application of any law or regulation now or hereafter applicable to the Premises, or any other restriction of or interference with the use thereof by Tenant, or any damage to or destruction of the Premises by casualty or taking, or on account of any failure by Landlord to perform hereunder or otherwise, or due to any other occurrence. Tenant shall, however, have and maintain, subject to the provisions hereof, the right to seek and obtain from time to time judgments for direct money damages occasioned by Landlord’s breach of the covenants of this Lease.

4.3               Additional Rent.

4.3.1          Additional Rent - Landlord’s Taxes. Tenant covenants and agrees to pay to Landlord, as additional rent, Tenant’s Percentage Share of Landlord’s Taxes (hereafter defined) for each fiscal tax period, or ratable portion thereof, included in the Lease Term. Tenant shall make estimated payments on account of increases in Landlord’s Taxes in monthly installments on the first day of each month, in amounts reasonably estimated from time to time by Landlord to provide for the full payment of Tenant’s obligation with respect to Landlord’s Taxes on the date such Taxes are due, and with a final payment adjustment between the parties within thirty (30) days after Landlord provides Tenant a statement of Landlord’s Taxes and Tenant’s Share of such Taxes for Landlord’s most recent tax year. Within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances) after the end of each calendar year, Landlord shall deliver to Tenant a statement of (a) the amount of Landlord’s Taxes for such calendar year, with a copy of the applicable tax bill(s), and (b) the amount of Tenant’s Percentage Share of such taxes. If a statement is delivered more than one year after the end of the applicable calendar year to which it relates, Tenant shall not be liable for any Additional Rent relating to Landlord’s Taxes for such applicable year to the extent Tenant was not notified of such amounts due in an earlier written notice. This section shall survive the expiration or earlier termination of this Lease.

4.3.2          Landlord’s Taxes - Definition. As used in this Lease, the term “Landlord’s Taxes” shall mean all taxes, assessments, betterments (amortized over the longest period of time permitted by the municipality to be paid), excises, user fees and all other governmental charges and fees of any kind or nature, or impositions or agreed payments in lieu thereof or voluntary payments made in connection with the provision of governmental services or improvements of benefit to the Building (including any so-called linkage, impact or voluntary betterment payments), and all penalties and interest thereon (if due to Tenant’s failure to make timely payments on account of Landlord’s taxes), assessed or imposed against the Premises or the property of which the Premises are a part (including without limitation any personal property taxes levied on such property or on fixtures or equipment used in connection therewith), or upon Landlord by virtue of its ownership thereof, other than a federal or state income tax of general application. If during the Term the present system of ad valorem taxation of property shall be changed so that, in lieu of or in addition to the whole or any part of such ad valorem tax, there shall be assessed, levied or imposed on such property or Premises or on Landlord any kind or nature of federal, state, county, municipal or other governmental capital levy, income, sales, franchise, excise or similar tax, assessment, levy, charge or fee (as distinct from the federal and state income tax in effect on the Lease Commencement Date) measured by or based in whole or in part upon Building valuation, mortgage valuation, rents or any other incidents, benefits or measures of real property or real property operations, then any and all of such taxes, assessments, levies, charges and fees shall be included within the term Landlord’s Taxes. An appropriate adjustment or refund shall be made in the amount due from or paid by Tenant to Landlord on account of any final abatement, rebate or refund, less the cost and expense of obtaining the same, within thirty (30) days after receipt of same by Landlord.

Landlord’s Taxes include reasonable expenses, including fees of attorneys, appraisers and other consultants, incurred in connection with any efforts to obtain abatements or reductions or to assure maintenance of Landlord’s Taxes for any tax fiscal year wholly or partially included in the Term, whether or not successful and whether or not such efforts involve filing of actual abatement applications or initiation of formal proceedings.

4.3.3          Additional Rent - Operating Expenses. Tenant covenants and agrees to pay to Landlord, as additional rent, Tenant’s Percentage Share of Landlord’s Operating Expenses (hereafter defined) for each of Landlord’s calendar years, or ratable portion thereof, included in the Lease Term. Tenant shall make estimated payments on account of Operating Expenses in monthly installments on the first day of each month in advance, based on amounts reasonably estimated from time to time by Landlord, and with a final payment adjustment between the parties within 14 days after Landlord provides Tenant a statement of Landlord’s Operating Expenses and Tenant’s Share of such Operating Expenses over Base Operating Expenses for Landlord’s most recent calendar year. This section shall survive the expiration or earlier termination of this Lease.

4.3.4          Landlord’s Operating Expenses - Definition. “Landlord’s Operating Expenses” means all costs paid or incurred in servicing, operating, managing, maintaining, and repairing the Property and the facilities and appurtenances thereto (except as related specifically to portions of the Property occupied by other tenants), including, without limitation, the costs of the following: (i) supplies, materials and total wage and labor costs and all costs and expenses of independent contractors paid or incurred on account of all persons engaged in the operation, maintenance, security, cleaning and repair of the Building and the land, facilities and appurtenances thereto, including social security, unemployment compensation, pension, vacation, sick pay and other so-called “fringe benefits”; (ii) services furnished generally to tenants of the Building by Landlord; (iii) utilities consumed and expenses incurred in the operation of the Property and the land, facilities and appurtenances thereto; (iv) casualty, liability, workmen’s compensation and all other insurance expenses (and the amount of any deductible in the event of an insured loss), all insurance to be in such amounts and insuring against such risks as Landlord may in its sole discretion from time to time decide; (v) snow removal, planting, landscaping, grounds and parking operation, maintenance and repair expenses and any charges payable pursuant to any declarations or recorded covenants; (vi) management fees which do not exceed those customarily paid with respect to buildings in the area which are similar to the Building, and fees for required licenses or permits; (vii) rental or reasonable depreciation of equipment used in the operation of the Building and the land, facilities and appurtenances thereto, and personal property taxes assessed upon such equipment; and (viii) costs of operating any Building amenities including, without limitation, cafeterias and shower and locker facilities, if any. In addition, if Landlord from time to time and in the ordinary course of maintaining the Property, repairs or replaces any Building components, improvements or equipment or installs any new components, improvements or equipment to the Building (including without limitation energy conservation improvements or other improvements), then the cost of such items amortized over their reasonable life shall be included in Landlord’s Operating Expenses. Landlord’s Operating Expenses shall not include payments of principal, interest or other charges on mortgages or payments of any rent by Landlord on account of any ground lease of the land on which the Building is situated or any lease of the Building; costs of work or services for particular tenants separately reimbursable to Landlord by such tenants; advertising, marketing costs and leasing commissions; costs of so-called leasehold improvements to rentable areas in the Building; payments relating to or arising from any breach by the Landlord of applicable laws; any payments for which a third party is responsible (including but not limited to, another tenant or an insurer); utility expenses that are separately metered for any individual tenant in the Building; expenses for services provided by Landlord for the exclusive benefit of a given tenant or tenants for which Landlord is directly reimbursed by such tenant or tenants; management fees in excess of 4% of the gross revenues of the Property and compensation for administrative staff, executives and officers of Landlord above the level of building manager; all costs, fees and disbursements relating to activities for the solicitation, negotiation and execution of leases for space in the Building (including but not limited to advertising costs, leasing commissions and attorneys’ fees therefor); the costs associated with the operation of the business of the ownership or entity which constitutes “Landlord”, including costs of selling, syndicating, financing or mortgaging any of Landlord’s interest in the Property; repairs or other work required due to fire or other casualty; capital expenditures for items other than Essential Capital Expenditures (as defined below); payments to affiliates of Landlord (excluding property management fees), but only to the extent that they exceed market charges; depreciation; environmental testing, compliance, or remediation; brokerage commissions, legal fees, and other costs incurred in the selling or financing the Building, litigating, or resolving disputes; legal fees and costs arising out of the construction, use, occupation or maintenance of the Building, or the enforcement of any agreements affecting the Building; reserves; costs to acquire art or decoration to the Building; Landlord’s charitable or political contributions; costs required to repair construction defects related to the initial renovation of the Building; and Landlord’s travel or entertainment expenses. “Essential Capital Expenditures” shall mean capital expenditures that are (a) required to comply with any legal requirements coming into applicability after the Effective Date, or (b) reasonably anticipated to result in a reduction in (or minimize increases in) Operating Expenses. Essential Capital Expenditures shall be amortized over the useful life of the applicable item based on industry standards and generally accepted accounting principles until such cost or expense has been fully recovered.

4.4               Allocation of Certain Operating Expenses. If at any time during the Term, Landlord provides services only with respect to portions of the Building which include the Premises or incurs other Operating Expenses allocable to portions of the Building which include the Premises alone, then such Operating Expenses shall be charged entirely to those tenants, including Tenant, of such portions, notwithstanding the provisions hereof referring to Tenant’s Percentage Share. If, during any period for which Landlord’s Operating Expenses are being computed, less than all of the Building is occupied by tenants, or if Landlord is not supplying all tenants with the services being supplied hereunder, Operating Expenses shall be reasonably estimated and extrapolated by Landlord to determine the Operating Expenses that would have been incurred if the Building were fully occupied for such year and such services were being supplied to all tenants, and such estimated and extrapolated amount shall be deemed to be Landlord’s Operating Expenses for such period.

4.5               Electricity and Water. The Premises shall be separately metered, and Tenant shall pay, as Additional Rent, all costs of its electricity usage directly to the appropriate utility company and shall provide to Landlord, at Landlord’s request, proof of such payments. At Landlord’s election, the Premises shall be separately metered, and Tenant shall pay, as Additional Rent, all costs of its water usage directly to the appropriate utility company and shall provide to Landlord, at Landlord’s request, proof of such payments.

4.6               Audit. At the request of Tenant at any time within sixty (60) days after Landlord delivers Landlord’s statement of Operating Expenses to Tenant, Tenant (at Tenant’s expense) shall have the right to examine Landlord’s books and records applicable to Landlord’s Operating Expenses. Such right to examine the records shall be exercisable: (i) upon reasonable advance notice to Landlord and at reasonable times during Landlord’s business hours; (ii) only during the 60-day period following Tenant’s receipt of Landlord’s statement of the actual amount of Landlord’s Operating Expenses for the applicable calendar year; and (iii) not more than once each calendar year. In the event (a) an audit of Landlord’s Operating Expenses for such year, conducted by an independent certified public accountant retained by Tenant or an auditing firm approved by Landlord for such purpose who is not employed or retained on a contingency basis, indicates that certain items were improperly included in Landlord’s Operating Expenses and resulted in an overcharge of 5% or more to Tenant and (b) an independent certified public accountant retained by Landlord at Landlord’s expense agrees with the results of said audit, then Landlord shall refund the overage to Tenant and reimburse Tenant for its audit expenses up to $2,500. If Tenant’s accountant and Landlord’s accountant disagree on whether there was an overcharge of more than 5%, then unless the dispute is resolved by the parties, Landlord’s Operating Expenses calculations shall be determined by arbitration in accordance with the then prevailing rules of the American Arbitration Association. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of more than 5%, Landlord shall bear all costs in connection with such arbitration. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of less than 5%, Tenant shall bear all costs in connection with such arbitration.

Article V

ADDITIONAL COVENANTS

5.1               Tenant’s Covenants. Tenant covenants that at all times during the Term and such further time as Tenant (or persons claiming by, through or under it) occupies the Premises or any part thereof, it shall perform and observe the following conditions, all at its sole cost and expense:

5.1.1           Utilities and Services. Tenant shall provide and pay all charges and deposits for gas, water, sewer, electricity, and other energy, utilities and services if and to the extent used or consumed on the Premises and not included in the Operating Expenses of the Building during the Term which now or hereafter separately serve the Premises, or are not expressly to be provided by Landlord elsewhere hereunder. It is understood and agreed that except as may be expressly provided hereunder, Landlord shall be under no obligation whatsoever to furnish any such services to the Premises, and shall not be liable for (nor suffer any reduction in any rent on account of) any interruption or failure in the supply of the same.

5.1.2          Maintenance. Tenant shall maintain, repair and secure the Premises, all improvements and appurtenances thereto, all access areas thereof, and all installations and equipment used in connection therewith, and shall pay all costs and expenses of so doing, keeping the Premises in good order, repair and condition, reasonable wear and tear, and damage by casualty and taking (to the extent provided in Article VI only) excepted. Without limiting the generality of the foregoing, Tenant shall keep all interior walls, floor surfaces and coverings, interior glass, interior windows, doors, partitions, all fixtures and equipment, pipes and drains and other installations used in or exclusively serving the Premises in such good order, repair and condition. Notwithstanding the foregoing, except if caused by Tenant’s misuse, negligence or willful misconduct, Tenant shall not be responsible for electrical, plumbing and Building HVAC systems, but Tenant shall be responsible for any HVAC systems exclusively serving the Premises.

5.1.3          Use, Compliance with Laws, AUL.

5.1.3.1    Compliance with Laws. Tenant shall use the Premises continuously and uninterruptedly only for the Permitted Uses, and then only as permitted under federal, state, and local laws, regulations and orders applicable from time to time, including without limitation municipal bylaws, land use and zoning laws, environmental laws and regulations (including all laws and regulations regulating the production, use, and disposal of any pollutant or toxic or hazardous material), and occupational health and safety laws, and shall procure all approvals, licenses and permits necessary therefor, in each case giving Landlord true and complete copies of the same and all applications therefor. Tenant shall promptly comply with all present and future laws applicable to Tenant’s use of the Premises or Tenant’s signs thereon, foreseen or unforeseen, and whether or not the same necessitate structural or other extraordinary changes or improvements (but only if such structural or other extraordinary changes or improvements are due to Tenant’s specific use versus general office or lab use) to the Premises or interfere with its particular use and enjoyment of the Premises, and shall keep the Premises equipped with adequate safety appliances and comply with all requirements reasonable in light of the use Tenant is making of the Premises. If Tenant’s use of the Premises results in any unforeseen increase in the premium for any insurance carried by Landlord, then upon Landlord’s notice to Tenant of such increase Tenant shall pay the same to Landlord upon demand as additional rent. Tenant shall, in any event, indemnify, save Landlord harmless, and defend from all loss, claim, damage, cost or expense (including reasonable attorneys’ fees of counsel of Landlord’s choice against whom Tenant makes no reasonable objection) on account of Tenant’s failure so to comply with the obligations of this Section (paying the same to Landlord upon demand as Additional Rent). Tenant’s obligations in the preceding sentence shall survive the expiration or earlier termination of this Lease. Tenant shall conform to the Rules and Regulations from time to time promulgated by Landlord for the operation, care and use of the common areas of the Building and appurtenant improvements and areas in which Tenant is granted rights of use by the terms of this Lease.

5.1.3.2    Activity and Use Limitation. Landlord and Tenant acknowledge that the Premises are subject to an Activity and Use Limitation, a notice of which is recorded with the Middlesex (South) Registry of Deeds in Book 60629, Page 36 (the “AUL”), and a Declaration of Use Restrictions and Affirmative Covenants dated as June 24, 2014 recorded with said Registry in Book 63800, Page 255 (the “Declaration of Use Restrictions”). Notwithstanding anything in this Lease to the contrary. Tenant agrees that it shall, at all times, comply with the AUL and the Declaration of Use Restrictions and shall not use, or permit the Premises to be used, in violation thereof.

5.1.4          Liens and Encumbrances. Tenant shall not create or suffer, shall keep Landlord’s property, the Premises and Tenant’s leasehold free of, and shall promptly remove and discharge, any lien, notice of contract, charge, security interest, mortgage or other encumbrance which arises for any reason, voluntarily or involuntarily, as a result of any act or omission by Tenant or persons claiming by, through or under Tenant, or any of their agents, employees or independent contractors, including without limitation liens which arise by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises.

5.1.5          Waiver and Indemnity.

5.1.5.1    Waiver. Tenant releases Landlord, Landlord’s mortgagee, Landlord’s property manager and their respective agents and employees from, and waives all claims for, damage or injury to person or property and loss of business sustained by Tenant and resulting from the Building or the Premises or any part thereof or any equipment therein becoming in disrepair, or resulting from any accident in or about the Building unless caused by the negligent act or omission of Landlord, its agents, or employees, except as provided hereinafter in this section. This paragraph shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. Without limiting the generality of the foregoing, Tenant waives all claims and rights of recovery against Landlord, its property manager and their respective agents and employees for any loss or damage to any property of Tenant, which loss or damage is insured against, or required to be insured against, by Tenant pursuant to Section 6.1 hereof, whether or not such loss or damage is due to the fault or negligence of Landlord, its property manager or their respective agents or employees, and regardless of the amount of insurance proceeds collected or collectible under any insurance policies in effect.

5.1.5.2    Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord, Landlord’s mortgagee, Landlord’s property manager, members, officers and lenders and their respective agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys’ fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, defend and hold Landlord, Landlord’s property manager and Landlord’s mortgagee harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of hazardous or toxic materials in the Building by Tenant. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to defend Landlord or such party in such proceeding at Tenant’s sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord. Landlord agrees to indemnify, defend and hold harmless Tenant, Tenant’s members, officers and employees, from and against any actual claims, demands, actions, liabilities, damages, costs and expenses (including attorneys’ fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the negligence or willful misconduct of Landlord.

The provisions of Section 5.1.5 shall survive the expiration or earlier termination of this Lease.

5.1.6          Landlord’s Right to Enter. Landlord and its agents or employees may upon reasonable notice, and without unreasonable interference with Tenant’s use of the Premises, enter the Premises during business hours (and in case of emergency at any time) for the purpose of performing repairs or replacements, or exercising any of the rights reserved to Landlord herein, or securing or protecting Landlord’s property or the Premises, or removing any alterations or additions not consented to by Landlord, and similarly upon reasonable notice, and without unreasonable interference with Tenant’s use of the Premises, may show the Premises to prospective purchasers and lenders, and during the last 12 months of the Term to prospective tenants, and may keep affixed in suitable places notices for letting and selling. Except in case of emergency, Landlord shall be subject in entering the Premises to reasonable security conditions, if any, set forth by Tenant in writing to Landlord

5.1.7          Personal Property at Tenant’s Risk. Landlord’s obligation or election to repair or restore the Premises under this Lease shall not include the repair, restoration or replacement of the furniture or any other personal property owned by or in the possession of Tenant, all of which shall be at Tenant’s sole risk.

5.1.8          Overloading, Nuisance, Etc.. Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm Landlord’s property, the Premises or any part or component thereof; commit any nuisance; permit the emission of any hazardous agents or substances; allow the release or other escape of any biologically or chemically active or other hazardous substances or materials so as to impregnate, impair or in any manner affect, even temporarily, any element or part of Landlord’s property or the Premises or allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials; nor shall Tenant bring onto the Premises any such materials or substances except to use in the ordinary course of Tenant’s business, and then only after written notice is given to Landlord of the identity of such substances or materials; permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to Landlord’s property or the Premises. Landlord may inspect the Premises from time to time, and Tenant will cooperate with such inspections. Without limitation, “hazardous substances” shall include such substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601 et seq. and the regulations adopted thereunder, and “hazardous materials” shall include such materials described in the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901 et. seq.; in the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. Chapter 21, and oil and hazardous materials as defined in the Massachusetts Oil and Hazardous Material Release Prevention Act, as amended, M.G.L., Chapter 21E, and the regulations adopted under these acts. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord’s request concerning Tenant’s best knowledge and belief regarding the presence or absence of hazardous materials and substances on the Premises or Property. In all events, Tenant shall indemnify Landlord, Landlord’s property manager, and Landlord’s mortgagees as provided in Section 5.1.5 from any liability arising from or related to the release or threatened release of hazardous materials and substances on the Premises by or on behalf of Tenant, its agents, contractors and invitees. (At the request of Landlord, Tenant will from time to time confirm such indemnity to mortgagees directly with such mortgagees.) The provisions of this Section 5.1.8 shall survive the expiration or earlier termination of this Lease.

5.1.9          Yield Up. At the expiration or earlier termination of this Lease, Tenant (and all persons claiming by, through or under it) shall, without the necessity of any notice, surrender the Premises (including all Tenant Work, and all replacements thereof, except such additions, alterations and other Tenant Work as Landlord may direct to be removed, which shall be removed by Tenant and the Premises restored to their pre-existing condition) and all keys to the Premises, remove all of its trade fixtures and personal property not bolted or otherwise attached to the Premises (and such trade fixtures and other property bolted or attached to the Premises as Landlord may direct), and all Tenant’s signs wherever located, in each case repairing damage to the Premises and Property which results in the course of such removal and restoring the Premises and Property to a fully functional and tenantable condition (including the filling of all floor holes, the removal of all disconnected wiring back to junction boxes and the replacement of all damaged ceiling tiles). Tenant shall yield up the Premises broom-clean and in good order, repair and condition, reasonable wear and tear and damage by casualty and taking (to the extent provided in Article VI only) excepted. Any property not so removed within thirty (30) days after the expiration or termination of the Lease shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine, and Tenant shall pay to Landlord the reasonable cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs to the Premises. Notwithstanding the foregoing, Tenant shall not be required to remove Landlord’s Work and Tenant shall not be required to remove any Tenant’s Work which has been approved by Landlord unless, at the time of such approval, Tenant requests the ability to allow such work to remain at the end of the Lease Term and Landlord concurs in writing.

5.1.10      Holding Over. If Tenant (or anyone claiming by, through or under Tenant) shall remain in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease with respect to any portion of the Premises without any agreement in writing executed with Landlord, the person remaining in possession shall be deemed a tenant at sufferance. Tenant shall thereafter pay Annual Fixed Rent at one hundred fifty percent (150%) of the amount payable for the twelve-month period immediately preceding such expiration or termination and with all additional rent payable and covenants of Tenant in force as otherwise herein provided, and Tenant shall be liable to Landlord for all damages, including consequential damages, incurred in fact, of such breach. After acceptance of the full amount of such rent by Landlord the person remaining in possession shall be deemed a tenant from month-to-month, terminable at any time by unilateral action of Landlord or Tenant, at such rent and otherwise subject to and having agreed to perform all of the provisions of this Lease, but Landlord will not be deemed to have relinquished any claims for damages.

5.1.11      Assignment, Subletting.

(a)                Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld: (i) assign, convey, mortgage or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (ii) permit the use of the Premises or any part thereof by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (herein referred to as a “Transfer”, which term shall include any reassignment of this Lease after any initial assignment of this Lease by the Tenant named herein, or any subsequent reassignment and any assignment of any sublease with respect to all or any portion of the Premises and any sub-subleasing of any portion of the Premises previously subleased) occurring without the prior written consent of Landlord shall be void and of no effect. Landlord’s consent to any Transfer shall not constitute a waiver of Landlord’s right to withhold its consent to any future Transfer. Landlord’s consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder.

(b)                If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least sixty (60) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may reasonably require about the proposed Transfer and the transferee, including: (i) the name, business and financial condition of the prospective transferee, (ii) a true and complete copy of the proposed instrument containing all of the terms and conditions of such transfer, (iii) a written agreement of the assignee, subtenant or licensee, in recordable form reasonably approved by Landlord, agreeing with Landlord to perform and observe all of the terms, covenants, and conditions of this Lease, and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord does not terminate this Lease, in whole or in part, pursuant to Section 5.1.11(c), Landlord shall not unreasonably withhold its consent to any assignment or sublease. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building; (iv) the transferee is a tenant of the Building and Landlord has been in active negotiations with said tenant at any point during the prior three (3) months; (v) consent to the Transfer would violate any provisions of a Superior Mortgage, or (vi) any other basis which Landlord reasonably deems appropriate. If Landlord consents to any Transfer, Tenant shall pay to Landlord fifty percent (50%) of all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred. Such rent shall be paid as and when received by Tenant. In addition, Tenant shall pay to Landlord any reasonable attorneys’ fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

(c)                Other than with respect to a Transfer permitted by subsection (d) below, Landlord shall have the right to terminate this Lease as to that portion of the Premises covered by a Transfer. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty (30) days after the date on which Tenant has furnished to Landlord all of the items required under Section 5.1.11(b) above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Landlord) on the later of (i) the effective date of the proposed Transfer, or (ii) sixty (60) days after the date of Landlord’s notice of termination. In the event Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof.

(d)                Notwithstanding the prohibitions set forth in subsection (a) above, Tenant may, without Landlord’s consent, assign its interest in this Lease or sublet the Premises to a corporation or other entity which shall (i) control, (ii) be under the control of, or (iii) be under common control with, Tenant (the term “control” as used herein shall mean ownership of more than 50% of the outstanding voting stock of a corporation, or other equivalent equity and control interest if Tenant is not a corporation) so long as (A) the principal purpose of such assignment or sublease is not the acquisition of Tenant’s interest in this Lease (except if such assignment or sublease is made for a valid intracorporate business purpose to an entity described in clause (iii) above) and is not made to circumvent the provisions of this section, (B) any such assignee or sublessee shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment or sublease equal to or greater than Tenant’s net worth, as so determined, on the date of such assignment, (C) the Tenant named herein shall remain liable for all obligations of Tenant under this Lease, (D) prior to such assignment, such assignee shall enter into a written agreement with Landlord agreeing to be directly bound to Landlord under the terms of this Lease and (E) Tenant provides at least thirty (30) days’ prior written notice to Landlord of such assignment or sublease and copies of any relevant documentation relating to same.

(e)                In no event shall any Transfer release or relieve Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed. It is agreed that the liabilities and obligations of Tenant hereunder are enforceable either before, simultaneously with, or after proceeding against any assignee, sublessee or other transferee of Tenant. Further, Tenant agrees that the amount of any rent or other payment for the use or occupancy of all or any part of the Premises, by sublease, license, assignment of this Lease, or otherwise, shall not depend, in whole or in part, on the income or profits derived by any person or entity from the Premises, other than an amount based on a fixed percentage or percentages of gross receipts or sales.

(f)                 Notwithstanding any transfer of this Lease, Tenant’s (and any guarantor’s) liability to Landlord shall in all events remain direct and primary. Any transferee of all or a substantial part of Tenant’s interest in the Premises shall be deemed to have agreed directly with Landlord to be jointly and severally liable with Tenant for the performance of all of Tenant’s covenants under this Lease; and such assignee shall upon request execute and deliver such instruments as Landlord reasonably requests in confirmation thereof (and agrees that its failure to do so shall be subject to the default provisions hereof). Landlord may collect rent and other charges from such transferee (and upon notice such transferee shall pay directly to Landlord) and apply the net amount collected to the rent and other charges herein reserved, but no transfer shall be deemed a waiver of the provisions of this Section, or the acceptance of the transferee as a tenant, or a release of Tenant or any guarantor from direct and primary liability for the performance of all of the covenants of this Lease. The consent by Landlord to any transfer shall not relieve Tenant from the obligation of obtaining the express consent of Landlord to any modification of such transfer or a further assignment, subletting, license or occupancy; nor shall Landlord’s consent alter in any manner whatsoever the terms of this Lease, to which any transfer at all times shall be subject and subordinate. The breach by Tenant of any covenant in this Section shall be a default for which there is no cure period.

(g)                Notwithstanding the foregoing, Landlord’s consent shall not be required under this Section to (i) Tenant’s merger with or consolidation into an entity, or where all or substantially all of the ownership interests in Tenant are sold to an entity (ii) the assignment of this Lease or the subletting of the Premises to a third party which acquires all or substantially all of Tenant’s assets, provided, however, that (A) any such assignee or sublessee shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment or sublease equal to or greater than Tenant’s net worth, as so determined, on the date of such assignment, (B) the Tenant named herein shall remain liable for all obligations of Tenant under this Lease, (C) prior to such assignment, such assignee shall enter into a written agreement with Landlord agreeing to be directly bound to Landlord under the terms of this Lease and (D) Tenant provides at least thirty (30) days’ prior written notice to Landlord of such assignment or sublease and copies of any relevant documentation relating to same.

5.2               Landlord’s Covenants.

5.2.1          Building Services. Landlord shall furnish the services and utilities described in this Section 5.2. The provisions of such services shall be in a first class manner consistent with the standards applicable to similar buildings in the vicinity of the Property. Tenant may obtain additional services and utilities from time to time if the same are obtainable by Landlord upon reasonable advance request and Tenant shall pay for the same at reasonable rates from time to time established by Landlord upon demand as additional rent. Landlord’s obligation shall be subject to the other provisions of this Lease, reasonable wear and tear and damage caused by or resulting from the acts or omissions of Tenant or its transferees (or their agents, employees, invitees and independent contractors), fire, casualty or eminent domain takings.

5.2.1.1    Landlord’s Maintenance. Landlord shall maintain in good condition and repair the foundations, exterior walls, exterior windows, masonry, structural floors and roof, plumbing, electrical, water and sewer systems and elevators of the Building insofar as such elements affect the Premises, and the exterior walkways, sidewalks, driveways and parking areas referred to in Section 2.1; but in no event shall Landlord be obligated to repair interior glass, interior windows of the Premises and doors of the Premises, whether interior or exterior (which responsibility shall be Tenant’s), or to repair or maintain any system installed as Tenant Work. Landlord shall provide and reasonably maintain heating, ventilating and air conditioning systems (other than those exclusively serving the Premises). Landlord shall also maintain the common areas of the Building (including restrooms and parking areas) in good condition and repair.

5.2.1.2    Office Identification. Subject to Section 5.1.3, Landlord shall provide and install, at Landlord’s expense, Building standard signage on the entry door to the Premises and on the lobby directory to identify Tenant’s official name; all such letters and numerals to be in the Building standard graphics

5.2.1.3    Grounds Maintenance. Landlord shall reasonably maintain the grounds adjacent to the Building and the walkways, sidewalks, driveways, landscaping, lighting and parking areas referred to in Section 2.1, including removal of snow and ice.

5.2.1.4    Cleaning. Landlord shall clean the Premises (after 5:00 p.m. on business days) and remove Tenant’s trash (after 5:00 p.m. on business days) from the Premises (but Landlord shall not be obligated to remove any trash resulting from improvements or alterations of Tenant) provided the Premises are kept in good order by Tenant. The cost of said cleaning by Landlord shall be included in Operating Expenses. Tenant shall provide Landlord with full access to the Premises to fulfill its responsibilities under this Section 5.2.1.4.

5.2.1.5    Landlord shall provide the following additional services:

(i)                 HVAC service to the Premises and the common areas of the Building during “Normal Business Hours”, meaning 8:00 a.m. to 6:00 p.m. Monday through Friday (federal, state and local holidays excepted) and under normal business operation to provide a reasonably comfortable temperature. In the event Tenant requires HVAC service to the Premises outside of Normal Business Hours, Landlord agrees to provide such additional HVAC service, and Tenant agrees to pay Landlord for such additional HVAC service at the then current Building rate (which is currently $75.00 per hour) as Additional Rent within thirty (30) days after billing. Such hourly rate shall be subject to reasonable adjustments from time to time to reflect increases in Landlord’s actual costs for providing such additional HVAC service.

(ii)               Warm and cold running water for restrooms in the common areas.

(iii)             Electricity to the Premises for lights and outlets in amounts suitable for standard office and lab equipment; Landlord represents that the Building has a 480 Volt/3-Phase, 3000 Amp electrical capacity serving the Building.

(iv)              Adequate lighting for common areas, including but not limited to stairwells, walkways and parking areas.

(v)                On site amenities including but not limited to shower and locker facilities, a bike storage area, and outdoor seating space.

(vi)              A card reading Building security system that Tenant may integrate with Tenant’s security system.

5.2.2          Interruptions. Landlord shall not be liable to Tenant in damages or by reduction of rent or otherwise by reason of inconvenience or annoyance or for loss of business arising from Landlord or its agents or employees entering the Premises for any of the purposes authorized in this Lease or for repairing, altering or improving the Building in a manner reasonable in light of the circumstances so long as such actions do not unreasonably interfere with Tenant’s use of the Premises. In case Landlord is prevented or delayed from making any repairs or replacements or furnishing any services or performing any other covenant or duty to be performed on Landlord’s part by reason of any cause reasonably beyond Landlord’s control, Landlord shall not be liable to Tenant therefor, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall give Tenant such notice as is practicable under the circumstances of the expected duration of such stoppage and will exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

Notwithstanding the foregoing, and subject to the terms and conditions of this Lease, if (A) (1) Landlord fails to perform its maintenance obligations under this Lease or fails to use reasonable efforts to avoid interference with Tenant’s business operations in the exercise of rights hereunder with respect to repairs or improvements to the Building or Landlord materially interferes with Tenant’s business operations due to actions taken under Section 8.9 below, or (2) there is an interruption, suspension or stoppage of any service which Landlord is required to provide pursuant to this Lease, including but not limited to the provision of utilities, ((1) and (2) each a “Service Interruption”), (B) such Service Interruption was the result of causes, events or circumstances within Landlord’s reasonable control, (C) such Service Interruption was not caused by Tenant or Tenant’s agents, (D) such Service Interruption continues for more than three (3) consecutive business days after (i) Landlord’s receipt of written notice from Tenant of such Service Interruption or (ii) Landlord become aware of such Service Interruption, and (E) as a result of such Service Interruption, the conduct of Tenant’s normal business operations in the Premises is materially and adversely affected, then there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such three (3) consecutive Business Day period; provided, however, that if any portion of the Premises is reasonably usable for Tenant’s normal business operations or if Tenant conducts all or any part of its business operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of the daily abatement of Base Rent shall be proportionate to the nature and extent of the interruption of Tenant’s normal business operations or ability to use the Premises. In the event such Service Interruption continues for more than ninety (90) days, Tenant may terminate this Lease.

Article VI

INSURANCE; CASUALTY; TAKING

6.1           Insurance.

6.1.1       Coverage. Tenant shall purchase and maintain insurance during the entire Term of the Lease for the benefit of the Tenant and Landlord (as their interests may appear) with terms and coverages reasonably satisfactory to Landlord, and with insurers having a minimum A.M. Best rating of A-/VIII, and with such increases in limits as Landlord may from time to time reasonably request, but initially Tenant shall maintain the following coverages in the following amounts:

(a)               Commercial General Liability Insurance naming Landlord, Landlord’s management, leasing and development agents and Landlord’s mortgagee(s) from time to time as additional insureds, with coverage for premises/operations, personal injury, products/completed operations and contractual liability with combined single limits of liability of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate for bodily injury and property damage. Tenant shall also have umbrella coverage of at least $5,000,000.

(b)               Property Insurance covering property damage and business interruption for not less than one year. Covered property shall include all tenant improvements in the Premises, office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s property on the Premises. Such insurance shall be written on a special form (formerly, “all risk”) basis including but not limited to the perils of fire, extended coverage, windstorm, vandalism, malicious mischief, sprinkler leakage, flood and earthquake, for the full replacement cost value of the covered items and in amounts that meet any co-insurance clause of the policies of insurance with a deductible amount not to exceed $5,000.

(c)             Workers’ Compensation Insurance with statutory benefits and Employers’ Liability Insurance with the following amounts: Each Accident - $500,000; Disease - Policy Limit - $500,000; Disease - Each Employee - $500,000.

Tenant shall, prior to the commencement of the Lease Term and on each anniversary of the Lease Commencement Date and/or renewal date thereof, furnish to Landlord certificate(s) evidencing such coverage, which certificate(s) shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days’ prior written notice to Landlord and Tenant. The insurance maintained by Tenant shall be deemed to be primary insurance, and any insurance maintained by Landlord shall be deemed secondary thereto.

6.1.2        Landlord’s Insurance. Landlord will maintain in effect coverage no less broad than ISO CP 10 30 Special Form (formerly “all risk”) covering loss of or damage to the Property in the amount of its replacement value with such endorsements and deductibles as Landlord determines from time to time. Landlord will have the right to obtain flood, earthquake, and such other insurance as Landlord determines from time to time or is required by any mortgagee of the Property. Landlord will not insure Tenant’s fixtures or equipment or building improvements installed or paid by Tenant. Landlord shall obtain commercial general liability insurance in an amount (not less than $2,000,000) and with coverage determined by Landlord insuring Landlord against liability with respect to the Premises and the Property. The policy obtained by Landlord will not provide primary insurance and will not be contributory, with any liability insurance maintained by Tenant.

6.1.3        Avoid Action Increasing Rates. Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly, make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage or may increase the cost of insurance or require additional insurance coverage. If Tenant fails to comply with the provisions of this Section 6.1.3 and (i) any insurance coverage is jeopardized and Tenant fails to correct such dangerous or prohibited use following ten (10) days’ notice or (ii) insurance premiums are increased and Tenant fails or (iii) such use is not general office or lab use, following ten (10) days’ notice, to cease such use, then in each event such failure shall constitute an Event of Default by Tenant hereunder, without any further notice or cure right, and Landlord shall have all of its remedies as set forth in the Lease.

6.1.4        Waiver of Subrogation. Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Building or Premises or to the contents thereof, which loss or damage is covered by valid and collectible property insurance policies. Landlord waives any and every claim against Tenant for any and all loss of or damage to the Building or the Premises or contents thereof, which would have been covered had the insurance policies required to be maintained by Landlord by this Lease been in force, to the extent that such loss or damage would have been recoverable under such insurance policies. Tenant waives any and every claim against Landlord for any and all loss of, or damage to, the Building or Premises or the contents thereof, which would have been covered had the insurance policies required to be maintained by Tenant under this Lease been in force, to the extent that such loss or damage would have been recoverable under such insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, to it policies of property insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

6.2          Fire or Casualty. If the Premises or the Building (including machinery or equipment used in its operation) shall be damaged by fire or other casualty and if such damage does not cause a termination of this Lease as described in the following sentences, then Landlord shall repair and restore the damage with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s reasonable control, but Landlord shall not be obligated to expend for repairing or restoring the damage an amount in excess of the proceeds of insurance recovered with respect to the damage. If in Landlord’s estimate the Premises cannot be restored within two hundred seventy (270) days from the date of such fire or casualty, then Landlord shall give notice to Tenant of such estimate within ninety (90) days after such fire or casualty. Tenant may elect in writing sixty (60) days following the date of such notice from Landlord, time being of the essence, to terminate this Lease effective as of the date of Tenant’s notice. If any such damage (i) renders 25% of the Building untenantable or (ii) renders general Building systems inoperable and such systems cannot be repaired in Landlord’s reasonable estimate within two hundred seventy (270) days from the date of such damage or (iii) occurs within the last Lease Year, Landlord shall have the right to terminate this Lease as of the date of such damage upon written notice given to the Tenant at any time within one hundred twenty (120) days after the date of such damage. If (iii) above occurs or Landlord fails to restore the Premises within one hundred eighty (180) days after the casualty, Tenant may terminate this Lease within thirty (30) days following the date upon which such termination rights was triggered. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, by virtue of any delays in completion of such repairs and restoration. Annual Fixed Rent and additional rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable and, in fact, unoccupied by Tenant as a result of such damage.

Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 6.2 to repair or restore any portion of any alterations, additions, installation or improvements in the Premises or the decoration thereto except to the extent that the proceeds of the insurance carried by Tenant are timely received by Landlord. If Tenant desires any other additional repairs or restoration, and if Landlord consents thereto, it shall be done at Tenant’s sole cost and expense subject to all of the applicable provisions of the Lease. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage whether carried by Landlord or Tenant, for damage to any alterations, addition, installation, improvements or decorations performed or installed by Tenant which would become the Landlord’s property upon the termination of the Lease.

6.3          Waiver of Claim - Indemnification. Without limiting any other provisions hereof, Tenant agrees to defend, protect, indemnify and save Landlord and its partners, members, affiliates, officers, agents, servants and employees and Landlord’s management, leasing and development agents and Landlord’s mortgagee(s) from time to time from and against all liability to third parties arising out of the use of the Premises or the acts or omissions of Tenant or its servants, agents, employees, contractors, suppliers, workers or invitees. Landlord and its partners, members, affiliates, officers, agents, servants and employees shall not be liable for any damage either to person, property or business resulting from the loss of the use thereof sustained by Tenant or by other persons due to the Building or any part thereof or any appurtenances thereto becoming out of repair, or due to the happening of any accident or event in or about the Building, including the Premises, or due to any act or neglect of any tenant or occupant of the Building or of any other person, unless and then only to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors. This provision shall apply particularly, but not exclusively, to damage caused by gas, electricity, snow, ice, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows, and except as provided above, shall apply without distinction as to the person whose act or neglect was responsible for the damage and shall apply whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises, or upon loading docks, recovering and holding areas, or freight elevators of the Building, shall be at the risk of Tenant only, and, except as otherwise provided for in this Section 6.3, that Landlord shall not be liable for any loss or damage thereto or theft thereof. The provisions of this Article VI shall survive the expiration or earlier termination of this Lease.

6.4          Nonwaiver. No waiver of any provisions of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provisions, even if such violation is continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt for monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right to possession hereunder or after the finding of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Annual Fixed Rent and Additional Rent due, and the payment of said Annual Fixed Rent and Additional Rent shall not waive or affect said notice, suit or judgment.

6.5          Condemnation. If the Land or the Building (or any portion of the Building, the loss of which would require reconfiguration or restoration of the Building which Landlord reasonably estimates will cost in excess of 25% of the current replacement cost of the Building) shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, Landlord shall have the right to cancel the Lease upon not less than sixty (60) days’ notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation and Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by such taking or condemnation except to the extent any such award or judgment includes leasehold compensation.

If any such taking (i) renders 25% of the Building untenantable or (ii) renders general Building systems inoperable and such systems cannot be repaired in Landlord’s reasonable estimate within two hundred seventy (270) days from the date of such taking or (iii) renders the Premises unusable for the Tenant’s normal business operations, or (iv) occurs within the last Lease Year, or (v) renders more than 25% of the onsite parking unusable (without reasonable replacement being provided), Landlord or Tenant shall have the right to terminate this Lease as of the date of such taking upon written notice given to the other party at any time within one hundred twenty (120) days after the date such taking becomes effective. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, by virtue of any delays in completion of repairs or restoration following a taking. Annual Fixed Rent and additional rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable and, in fact, unoccupied by Tenant as a result of such taking.

Article VII

DEFAULT

7.1          Events of Default. (a) If Tenant fails to pay any installment of Annual Fixed Rent or additional rent or other sum or charge hereunder when due, provided, however, that on the first occasion in any twelve-month period and one additional time during the Lease Term, Landlord shall furnish Tenant with written notice of such failure and permit Tenant a five-day period to cure such failure, (b) intentionally omitted, or (c) if Tenant shall vacate or abandon all or substantially all of the Premises, or (d) if any assignment shall be made by Tenant (or any assignee, sublessee or guarantor of Tenant) for the benefit of creditors, or (e) if Tenant’s leasehold interest shall be taken on execution or by other process of law, or (f) if a petition is filed by Tenant (or any assignee, sublessee or guarantor of Tenant) for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of any bankruptcy or reorganization act then in force and effect, or (g) if an involuntary petition under the provisions of any bankruptcy act is filed against Tenant (or any assignee, sublessee or guarantor of Tenant) and such involuntary petition is not dismissed within thirty (30) days thereafter, or (h) if Tenant (or any assignee, sublessee or guarantor of Tenant) shall be declared bankrupt or insolvent according to law, or (i) if a receiver, trustee or assignee shall be petitioned for and not contested by Tenant for the whole or any part of Tenant’s (or such assignee’s, sublessee’s or guarantor’s) property, or if a receiver, trustee or assignee shall be appointed over Tenant’s (or such other person’s) objection and not be removed within thirty (30) days thereafter, or (j) if any representation or warranty made by Tenant shall be untrue in any material respect, or (k) if Tenant fails to perform any other material covenant, agreement or condition hereunder and such default continues for thirty (30) days after written notice (provided, however, that such thirty (30) day period shall be reasonably extended in the case of such non-monetary default if the matter complained of can be cured, but the cure cannot be completed within such period and Tenant begins promptly to cure within such period and thereafter diligently completes the cure within sixty (60) days of the initial default; if such matters cannot be cured, then there shall be no cure period), then, and in any such case, Landlord and its agents and employees lawfully may, in addition to and not in derogation of any remedies for any preceding breach, immediately or at any time thereafter, without demand or notice and with or without process of law, enter into and upon the Premises or any part thereof in the name of the whole, or mail or deliver a notice of termination of the Term addressed to Tenant at the Premises or at any other address herein provided, and thereby terminate this Lease and repossess the same as of Landlord’s former estate. Upon such entry or mailing or delivery, as the case may be, the Term shall terminate, all executory rights of Tenant and all obligations of Landlord under this Lease shall immediately cease, and Landlord may expel Tenant and all persons claiming by, through or under Tenant and remove its and their effects (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenants; and Tenant hereby waives all statutory and equitable rights to its leasehold (including without limitation rights in the nature of further cure or of redemption, if any). Landlord may, without notice, store Tenant’s effects (and those of any person claiming by, through or under Tenant) at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or auctions or at private sale or sales after ten (10) days’ notice to Tenant (which notice Tenant agrees is reasonable) and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant. If any payment of Annual Fixed Rent, additional rent, or other payment due from Tenant to Landlord is not paid when due, then Landlord may, at its option, in addition to all other remedies hereunder, impose a late charge on Tenant equal to 5% of the amount in question, which late charge will be due upon demand as additional rent.

Rent forgivenesses and lease brokerage commissions (collectively “Tenant Inducements”), if any, have been agreed to or paid by Landlord as inducements for Tenant faithfully to perform all of its obligations. For all purposes, upon the occurrence of any default and the lapse of the applicable cure period, if any, any Tenant Inducements shall be deemed void as of the date hereof as though such had never been included.

7.2          Remedies for Default.

7.2.1       Reletting Expenses Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after such termination, to pay all of Landlord’s reasonable costs and expenses related thereto or in collecting amounts due hereunder, including reasonable attorneys’ fees, and all of Landlord’s reasonable expenses in connection with reletting, including without limitation, tenant inducements, brokerage commissions, fees for legal services, expenses of preparing the Premises for reletting and the like (“Reletting Expenses”). It is agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord’s option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such tenant inducements as Landlord in its sole judgment considers advisable, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable, and no action of Landlord in accordance with the foregoing nor any failure to relet or to collect rent under any reletting shall operate or be construed to release or reduce Tenant’s liability. Any obligation to relet the Premises imposed upon Landlord by law shall be subject to Landlord’s reasonable objectives of developing its property in a harmonious manner with appropriate mixes of tenants, uses, floor areas, terms, etc. Landlord’s Reletting Expenses together with all sums otherwise provided for in this Lease, whether incurred prior to or after such termination, shall be due and payable immediately from time to time upon notice from Landlord. Landlord shall use commercially reasonable efforts to mitigate its damages.

7.2.2        Termination Damages. If this Lease is terminated for default, then unless and until Landlord elects lump sum liquidated damages described in Section 7.2.3 below Tenant covenants, as an additional cumulative obligation after any such termination, to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with the net proceeds of any rent then actually received by Landlord from a reletting of the Premises after deducting all sums provided for in this Lease to be paid by Tenant and not then paid.

7.2.3        Lump Sum Liquidated Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after termination, to pay forthwith to Landlord at Landlord’s election made by written notice to Tenant at any time after termination, as liquidated damages a single lump sum payment equal to the sum of (i) all sums provided for in this Lease to be paid by Tenant and not then paid at the time of such election, plus either (ii) the excess of all of the rent reserved for the residue of the Term (with additional rent on account of Landlord’s Taxes and Operating Expenses deemed to increase 5% in each year on a compounding basis) over all of the rent actually received (or which rent Tenant shows by clear and convincing evidence will be received), on account of the Premises during such period, which rent from reletting shall be reduced by reasonable projections of vacancies and by Landlord’s Reletting Expenses described above to the extent not theretofore paid to Landlord, or (iii) an amount equal to the sum of all of the rent and other sums due hereunder and payable with respect to the ten (10)-month period next following the date of termination.

7.3           Remedies Cumulative. Any and all rights and remedies Landlord may have under this Lease, and at law and equity, shall be cumulative (other than the liquidated damages under Section 7.2.3, which is an alternative to the remedies under Sections 7.2.1 and 7.2.2) and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination or rejection of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which the damages are to be proved, whether such amount be greater, equal to, or less than the amount of the loss or damages referred to in the preceding Section.

7.4          Effect of Waivers of Default. Any consent or permission by Landlord to any act or omission which otherwise would be a breach of any covenant or condition, or any waiver by Landlord of the breach of any covenant or condition, shall not in any way be held or construed to operate so as to impair the continuing obligation of such covenant or condition, or otherwise operate to permit other similar acts or omissions. No breach shall be deemed to have been waived unless and until such waiver be in writing and signed by Landlord. The failure of Landlord to seek redress for violation of or insist upon the strict performance of any covenant or condition of this Lease, or the receipt by Landlord of rent with knowledge of any violation, shall not be deemed a consent to or waiver of such violation, nor shall it prevent a subsequent act, which would otherwise constitute a violation, from in fact being a violation.

7.5          No Accord and Satisfaction; No Surrender. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, additional rent or any other sum or charge then due shall be deemed to be other than on account of the earliest installment of such rent, sum or charge due; nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other right or remedy available to it. The delivery of keys (or any similar act) to Landlord or any agent or employee of Landlord shall not operate as a termination of this Lease or an acceptance of a surrender of the Premises, which may occur only upon Landlord’s written acknowledgement of same.

7.6          Waiver of Jury. Landlord and Tenant hereby waive trial by jury in any summary proceeding in any emergency or other statutory remedy, or in any action based, in whole or in part, on non-payment of rent or other default under this Lease.

7.7          Landlord’s Curing and Enforcement. If Tenant shall neglect or fail to perform or observe any covenant or condition of this Lease and shall not cure such default within the applicable cure period, Landlord may, at its option, without waiving any claim for breach, at any time thereafter cure such default for the account of Tenant, and any amount paid or any liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant shall reimburse Landlord therefor, together with an administrative charge of fifteen (15%) per cent of the amount thereof, on demand as additional rent; and Tenant shall further indemnify and save Landlord harmless in the manner elsewhere provided in this Lease in connection with all of Landlord’s actions in effecting any such cure. Notwithstanding any other provision herein concerning cure periods, Landlord may cure any default for the account of Tenant after such notice to Tenant, if any, as is reasonable under the circumstances (including telephone notice) if the curing of such default prior to the expiration of the applicable cure period is reasonably necessary to prevent likely damage to the Premises or other improvements or possible injury to persons, or to protect Landlord’s interest in its property or the Premises. Tenant shall pay to Landlord on demand as additional rent all of the costs and expenses of Landlord, including such administrative charge and reasonable attorneys’ fees, incurred in enforcing any covenant or condition of this Lease. Without limiting any of its other rights or remedies, any sum due hereunder shall, in addition, bear interest from the date due at the greater of (i) one percent (1%) for each month (or ratable portion thereof) the same remains unpaid, or (ii) three percent (3%) per annum (or ratable portion thereof) above the so-called base or prime lending rate charged by Sovereign Bank from time to time on 90 day loans to its most credit-worthy borrowers; provided that interest shall never exceed the maximum rate permitted under applicable law.

In the event Tenant breaches any covenant or fails to observe any condition set forth in Article VII with respect to the insurance required to be maintained by Tenant, then without limiting any other right or remedy, and notwithstanding any other provision herein concerning notice and cure of defaults, Landlord may immediately and without notice to Tenant obtain such insurance, and Tenant shall pay the cost thereof and Landlord’s expenses related thereto upon demand as additional rent.

7.8          Landlord’s Default. In no event shall Landlord be in default unless notice thereof has been given to Landlord (and all mortgagees of which Tenant has notice) and Landlord (or any such mortgagee at its sole discretion) fails to perform within 30 days (provided, however, that such 30 day period shall be reasonably extended for up to ninety (90) days if such performance begins within such period and thereafter is diligently pursued, or if such mortgagee notifies Tenant within such period that it intends to cure on behalf of Landlord and thereafter begins and diligently pursues curing with reasonable promptness).

7.9          Vacancy During Last Three Months. If Tenant vacates substantially all of the Premises (or substantially all of major portions of the Premises, including a floor thereof) at any time within the last 3 months of the Term, Landlord may enter the Premises (or such portions) and, after written notice to Tenant, commence demolition work or construction of leasehold improvements for future tenants. The exercise of such right by Landlord will not affect Tenant’s obligations to pay Annual Fixed Rent or additional rent with respect to the Premises (or such portions), which obligations shall continue without abatement until the end of the Term.

7.10        Security Deposit. Upon execution of this Lease, Tenant shall deposit the Security Deposit with Landlord as security for the performance of Tenant’s obligations under this Lease. Upon the occurrence of a Default, Landlord may use all or any part of the Security Deposit for the payment of any Rent or for the payment of any amount which Landlord may pay or become obligated to pay by reason of such Default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Default. If any portion of the Security Deposit is used, Tenant shall within five (5) days after written demand therefor restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Term and vacation of the Premises by Tenant. Landlord shall have the right to transfer the Security Deposit to any purchaser of the Building. Upon such transfer and receipt of written notice from transferee that it is assuming the Lease, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit.

If the Security Deposit is in the form of an unconditional, irrevocable letter of credit, such letter of credit shall be issued by a financial institution acceptable to Landlord and in the form of Appendix D. The letter of credit shall be renewed by Tenant at least thirty (30) days prior to expiration and shall remain in effect until sixty (60) days after the scheduled end of the Term.

7.11        Guaranty. As a condition to this Lease being executed by Landlord, Guarantor is concurrently herewith executing a Guaranty of Lease in the form of Appendix E which guaranties Tenant’s obligations under this Lease.

Article VIII

MISCELLANEOUS PROVISIONS

8.1          Notice from One Party to the Other. All notices required or permitted hereunder shall be in writing and shall be deemed duly served if mailed by certified mail, postage prepaid, by recognized overnight courier, or by facsimile transmission which provides confirmation of receipt, addressed, if to Tenant, at the address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. If requested, Tenant shall send copies of all such notices in like manner to Landlord’s mortgagees and any other persons having an interest in the Premises and designated by Landlord. Any notice so addressed shall be deemed duly served on the second business day following the day of mailing if so mailed by registered or certified mail, return receipt requested, whether or not accepted, on the following business day if sent by recognized overnight courier, whether or not accepted, and on the day of receipt if received on or before 5 p.m. in the time zone of the recipient, if sent by facsimile.

8.2          Quiet Enjoyment. Landlord agrees that upon Tenant’s paying all rent and performing and observing all covenants, conditions and other provisions on its part to be performed and observed, Tenant may peaceably and quietly have, hold and enjoy the Premises during the Term without disturbance by Landlord or anyone claiming by, through or under it, subject always to the terms of this Lease, provisions of law, and rights or interests of record to which this Lease may be or become subject and subordinate.

8.3          Limitation of Landlord’s Liability. Landlord shall be liable only for breaches of Landlord’s obligations occurring while Landlord is owner of the fee of which the Premises are a part (provided, however, that if Landlord shall ever sell and lease-back such fee, or the ground thereof or the improvements thereon, then “fee” shall, in such event, be deemed to mean Landlord’s leasehold interest). Tenant (and all persons claiming by, through or under Tenant) agrees to look solely to Landlord’s interest from time to time in the fee of which the Premises are a part for satisfaction of any claim or recovery of any judgment from Landlord; it being agreed that neither Landlord nor any trustee, beneficiary, partner, member, manager, shareholder, agent or employee of Landlord shall ever be personally or individually liable for any claim or judgment, or otherwise, to Tenant (or such persons). In no event shall Landlord or Tenant ever be liable to the other party for indirect or consequential damages (except Tenant may be liable for such damages for holdover under Section 5.10 above), nor shall Landlord ever be answerable or liable in any equitable judicial proceeding or order beyond the extent of its interest in the fee of which the Premises are a part.

8.4          Applicable Law and Construction. This Lease may be executed in counterpart copies and shall be governed by and construed as a sealed instrument in accordance with the laws of The Commonwealth of Massachusetts. If any provision shall to any extent be invalid, the remainder of this Lease shall not be affected. Other than contemporaneous instruments executed and delivered of even date, if any, this Lease contains all of the agreements between Landlord and Tenant with respect to the Premises and supersedes all prior dealings between them with respect thereto. There are no oral agreements between Landlord and Tenant affecting this Lease. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The enumeration of specific examples of a general provision shall not be construed as a limitation of the general provision. Unless a party’s approval or consent is required by its terms not to be unreasonably withheld, such approval or consent may be withheld in the party’s sole discretion. If Tenant is granted any extension or other option, to be effective the exercise (and notice thereof) shall be unconditional, time always being of the essence to any options; and if Tenant purports to condition the exercise of any option or vary its terms in any manner, then the option granted will automatically and immediately become null and void and the purported exercise will be ineffective. This Lease and all consents, notices and other related instruments may be reproduced by any party by photographic, microfilm, microfiche or other reproduction process and the originals thereof may be destroyed; and each party agrees that reproductions will be admissible in evidence to the same extent as the original itself in and judicial or administrative proceeding (whether or not the original is in existence and whether or not reproduction was made in the regular course of business), and further reproduction will likewise be admissible. The titles of the several Articles and Sections are for convenience only, and shall not be considered a part hereof. The submission of a form of this Lease or any summary of its terms shall not constitute an offer by Landlord to Tenant; but a leasehold shall only be created and the parties bound when this Lease is executed and delivered by both Landlord and Tenant.

8.5          Successors and Assigns. Except as herein provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its legal representatives, successors and assigns, and shall inure to the benefit of Tenant and its legal representatives, successors and assigns; and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant (and any guarantor of Tenant) and Tenant’s legal representatives, successors and assigns and shall inure to the benefit of Landlord and its legal representatives, successors and assigns.

8.6          Relationship of the Parties. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers; it being understood and agreed that neither the manner of fixing rent, nor any other provision of this Lease, nor any act of the parties, shall ever be deemed to create any relationship between them other than the relationship of landlord and tenant.

8.7           Estoppel Certificate. Within ten (10) days of either party’s request, Landlord and Tenant agree, in favor of the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications), and the amount and dates to which the Annual Fixed Rent (and additional rent and all other charges) have been paid and any other information reasonably requested by the requesting party or Landlord’s mortgagee. Both parties intend and agree that any such statement may be relied upon by any prospective purchaser, mortgagee, or other person to whom the same is delivered. Tenant acknowledges that prompt execution and delivery of such statements, and all instruments referred to in Article X, constitute essential requirements of any financings or sales by Landlord, and Tenant will indemnify Landlord in the manner elsewhere provided against all costs and damages (including consequential damages) directly or indirectly resulting from Tenant’s failure to comply herewith (notwithstanding any grace period) or Landlord’s right to execute the same on Tenant’s behalf.

8.8           Notice of Lease. Neither party shall record this Lease nor any notice of lease.

8.9           Construction on Adjacent Premises. Landlord shall have the right, in connection with any development within or adjacent to the Building, to grant easements through the Building for access and egress to and from such development and for the installation, maintenance, repair, replacement or relocation of utilities serving such development and/or the Premises and for the installation, removal, maintenance, repair and replacement of windows and walkways related to such development, provided that such action does not unreasonably interfere with Tenant’s use of the Premises. Such right shall include the right to grant such easements through the Premises, provided that installations, replacements or relocations of utilities in the Premises shall, as far as practicable, be placed above ceiling surfaces, below floor surfaces or within perimeter walls. This Lease shall be subject and subordinate to any easements so granted. Landlord and its agents, employees, licensees and contractors shall also have the right during any construction period for any such development to enter the Premises to undertake work pursuant to any easement granted pursuant to the above paragraph; to shore up the foundations and/or walls of the Premises and Building; to erect scaffolding and protective barricades around the Premises or in other locations within or adjacent to the Building; and to do any other act necessary for the safety of the Premises or Building or the expeditious completion of such construction. Except as provided in Section 5.22, Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business resulting from any act by Landlord pursuant to this Section. Landlord shall use reasonable efforts so as not to unreasonably interfere with the conduct of Tenant’s business and to minimize the extent and duration of any inconvenience, annoyance or disturbance to Tenant resulting from any work pursuant to this Section in or about the Premises or Building, consistent with accepted construction practice. It is not intended that the exercise of such rights will result in any substantial permanent reduction in the floor area of the Premises, but if any act by Landlord pursuant to this Section results in a permanent reduction in the floor area of the Premises (more than five percent (5%) thereof) and such reduction adversely affects the ability of Tenant to operate in the Premises in accordance with this Lease, then Tenant shall have the option to terminate this Lease upon thirty (30) days’ advance written notice to Landlord, subject to any and all provisions that shall survive the termination of this Lease.

8.10        Tenant As Business Entity. If Tenant is a business entity, then the person or persons executing this Lease on behalf of Tenant jointly and severally warrant and represent that (a) Tenant is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized; (b) Tenant has the authority to own its property and to carry on its business as contemplated under this Lease; (c) to Tenant’s knowledge, Tenant is in compliance with all laws and orders of public authorities applicable to Tenant; (d) Tenant has duly executed and delivered this Lease; (e) the execution, delivery and performance by Tenant of this Lease (i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action, (iii) will not, to the best of Tenant’s knowledge and belief, violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Tenant is a party or by which it or any of its property is bound, and (iv) will not result in the imposition of any lien or charge on any of Tenant’s property, except by the provisions of this Lease; and (f) the Lease is a valid and binding obligation of Tenant enforceable in accordance with its terms. Tenant, if a business entity, agrees that breach of the foregoing warranty and representation shall at Landlord’s election be a default under this Lease for which there shall be no cure. This warranty and representation shall survive the termination of the Term. Simultaneously with the execution of the Lease, Tenant shall deliver to Landlord, if Landlord so requests, (i) a certificate of legal existence and good standing and (ii) a certified copy of a resolution of Tenant’s directors, manager, or general partner authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord.

8.11         Intentionally Omitted.

8.12        Parking. During the Term, Tenant shall be permitted to use at no cost to Tenant its allocable share of vehicular parking spaces in the parking areas designated by Landlord for use by Building tenants, subject to such reasonable terms, conditions and regulations as are from time to time applicable to authorized users of such parking areas. Such parking spaces shall be available for Tenant’s use on an unassigned, non-reserved basis. Landlord specifically reserves the right to establish parking protocols such as sticker or card access or other similar structured parking controls.

Article IX

BROKERS

9.1          Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker (other than the Broker identified in Section 1.1, if any) in connection with this Lease or the Premises and agrees to indemnify and save Landlord harmless from all loss, claim, damage, cost or expense (including reasonable attorneys’ fees of counsel of Landlord’s choice against whom Tenant makes no reasonable objection) arising from any breach of this representation and warranty. The warranty, representation and indemnity in this Section 9.1 shall survive the expiration or any earlier termination of this Lease. The commission of Broker shall be paid by Landlord pursuant to a separate written agreement.

Article X

LANDLORD’S FINANCING

10.1           Subordination and Superiority of Lease. Tenant agrees that this Lease and the rights of Tenant hereunder will be subject and subordinate to the present or future lien of any mortgage (and at Landlord’s election, to the lien of any subordinate mortgage or mortgages) and to the rights of any lessor under any ground or improvements lease of the Premises (collectively referred to in this Lease as a “mortgage” and the holder or lessor thereof from time to time as a “mortgagee”), and to all advances and interest thereunder and all modifications, renewals, extensions and consolidations thereof; and that Tenant shall attorn to any such mortgagee succeeding to Landlord’s interest in the Property by foreclosure, deed in lieu of foreclosure, or otherwise, promptly after the giving of notice by such mortgagee requiring such attornment, provided  however, that Landlord uses reasonable efforts to cause the mortgagee of any mortgage to execute and deliver to Tenant an agreement on such mortgagee’s standard form in which the mortgagee agrees that Tenant shall not be disturbed in its possession upon Tenant’s attornment to such mortgagee as Landlord and performance of its Lease covenants (both of which conditions Tenant agrees with all mortgagees to perform). Tenant agrees that any mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgage (or the priority of its ground lease) to some or all provisions of this Lease.

Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a mortgagee (either superior or subordinate to this Lease) forecloses Landlord’s equity of redemption (or terminates in the case of a ground or improvements lease), no mortgagee shall be liable for failure to perform any of Landlord’s obligations (and such mortgagee shall thereafter be liable only after it succeeds to and holds Landlord’s interest and then only as limited herein). Any mortgagee (or any other successor to Landlord acquiring the Property by foreclosure, deed in lieu of foreclosure, or otherwise) shall not be (i) liable for any previous act or omission of Landlord under the Lease; (ii) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to Tenant against Landlord; (iii) unless consented to by such mortgagee, bound by any previous amendment or modification of the Lease or by any previous prepayment of more than one month’s payment of Annual Fixed Rent or additional rent; (iv) required to account for any security deposit of Tenant other than any security deposit actually delivered to such mortgagee by Landlord; (v) bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the Lease to be performed by Landlord after the date of such attornment; or (vi) responsible for any monies owing by Landlord to Tenant. Tenant shall give notice of any alleged non-performance on the part of Landlord to any mortgagee of which Tenant has notice, simultaneously with the default notice delivered to Landlord; and Tenant agrees that such mortgagee shall have a separate, consecutive reasonable cure period of no less than 30 days (to be reasonably extended in the same manner Landlord’s 30 day cure period is to be extended) following Landlord’s cure period during which such mortgagee may, but need not, cure any nonperformance by Landlord. The agreements in this Lease with respect to the rights and powers of a mortgagee constitute a continuing offer to any person which may be accepted by taking a mortgage (or entering into a ground or improvements lease) of the Premises.

10.2           Rent Assignment. If from time to time Landlord assigns this Lease or the rents payable hereunder to any person, whether such assignment is conditional in nature or otherwise, such assignment shall not be deemed an assumption by the assignee of any obligations of Landlord; but the assignee shall be responsible only for non-performance of Landlord’s obligations which occur after it succeeds to and only while it holds Landlord’s interest in the Premises.

10.3           Other Instruments. The provisions of this Article shall be self-operative; nevertheless, Tenant agrees to execute, acknowledge and deliver any subordination, attornment or priority agreements or other instruments conforming to the provisions of this Article (and being otherwise commercially reasonable) from time to time requested by Landlord or any mortgagee in furtherance of the foregoing, and further agrees that its failure to do so within ten (10) days after written demand shall be subject to the monetary default provisions of this Lease.

10.4           Landlord Representations and Warrantees. As a material inducement to Tenant to enter into this Lease, Landlord (and, individually each party executing this Lease on behalf of Landlord), intending that Tenant rely thereon, represents and warrants to Tenant that as of the date hereof:

(i)                Landlord and the party executing on behalf of Landlord are fully and properly authorized to execute and enter into this Lease on behalf of and to deliver this Lease to Tenant;

(ii)               Landlord is the sole owner of the property and owns a fee simple interest therein

(iii)              Landlord has not received written notice that the Property is in violation of any applicable environmental laws, and

(iv)              Landlord is not currently a party in any litigation which could impair Landlord’s ability to observe the terms and conditions of this Lease or perform its obligations hereunder

SIGNATURES FOLLOW ON NEXT PAGE

WITNESS the execution hereof under seal as of the date first set forth above.

TENANT:	OLINK PROTEOMICS, INC.,
a Delaware corporation

	By:	/s/ Jon Heimer
		Name:	Jon Heimer
		Title:	CEO

LANDLORD:	CRESSET GROVE LLC,
a Massachusetts limited liability company

	By:	/s/ Edward Nardi
		Name:	Edward G. Nardi
		Title:	Manager

APPENDIX A

PREMISES PLAN

A-1

APPENDIX B

WORK LETTER

THIS WORK LETTER AGREEMENT (“Work Letter”) is entered into as of the ___ day of ________, 2018 by and between CRESSET GROVE LLC (“Landlord”), and OLINK PROTEOMICS, INC. (“Tenant”).

RECITALS

A.              Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into the Lease covering certain Premises more particularly described in the Lease. All terms not defined herein have the same meanings as set forth in the Lease.

B.              In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.               LANDLORD’S WORK. As used in the Lease and this Work Letter, the term “Landlord’s Work” means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 5(a) below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall coverings), electrical (including lighting, switching, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork and distribution of Building services such as sprinkler and electrical service. All Landlord’s Work and components thereof shall at all times be and remain the sole property of Landlord.

2.               CONSTRUCTION REPRESENTATIVES. Landlord appoints the following person(s) as Landlord’s representative (“Landlord’s Representative”) to act for Landlord in all matters covered by this Work Letter:

Edward G. Nardi
c/o Cresset Development, LLC
120 Water Street, Suite 500
Boston, MA 02109

Tenant appoints the following person(s) as Tenant’s representative (“Tenant Representative”) to act for Tenant in all matters covered by this Work Letter.

Jon Heimer

All communications with respect to the matters covered by this Work Letter are to be made to Landlord’s Representative or Tenant’s Representative, as the case may be, in writing, in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

3.               DESIGN AND CONSTRUCTION. All Landlord’s Work shall be performed by contractors selected and engaged by Landlord. Tenant has engaged Miller Dyer Spears to design the interior space of the Premises (the “Architect”), which is acceptable to Landlord.

4.        WORK SCHEDULE. Attached hereto as Schedule 1 is a schedule (the “Work Schedule”) which sets forth the timetable for the planning and completion of the installation of the Landlord’s Work. The Work Schedule has been approved by both Landlord and Tenant.

5.        TENANT IMPROVEMENT PLANS.

(a)       Preparation of Final Plans. Attached hereto as Schedule 2 are a preliminary floor plan and outline specifications (“the “Preliminary Plans”) and an initial cost estimate, which have been approved by both Landlord and Tenant. In accordance with the Work Schedule and the Preliminary Plans, the Architect will prepare complete architectural plans and complete, fully-engineered construction drawings and specifications for all of Landlord’s Work, including mechanical, electrical, plumbing and structural elements (collectively the “Final Plans”). The Final Plans will show: (i) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (ii) all internal and external communications and utility facilities which will require the installation of conduits or other improvements from the base Building shell; and (iii) all other specifications for Landlord’s Work. The Final Plans will be submitted to Landlord for its confirmation that the Final Plans are in accordance with the Preliminary Plans. Landlord agrees to advise Tenant in writing of any disapproval of the Final Plans within three (3) business days of receipt thereof, specifying its reason(s) for disapproval and the bases therefor, provided, however, Landlord shall not unreasonably withhold approval. If Landlord in its reasonable discretion does not approve the Final Plans, Tenant will then cause the Architect to redesign the Final Plans incorporating the revisions reasonably requested by Landlord so as to make the Final Plans consistent with the Preliminary Plans. Within ten business days its approval of the Final Plans, Landlord shall provide Tenant with a written summary (the “Buildout Cost Summary”) of the cost of the Landlord’s Work, based on the Final Plans, that is in excess of the Tenant Improvement Allowance (defined below) and Amortized Allowance, as applicable (defined below) (“Excess Costs”). The cost of Landlord’s Work shall include a construction management fee to Landlord equal to three percent (3%) of the construction costs for Landlord’s Work, including all hard and softs costs (the “Construction Management Fee”). Tenant agrees to advise Landlord in writing of any disapproval of the Buildout Cost Summary, and the reasons therefor within five business days of receipt thereof. If Tenant fails to timely deliver to Landlord Tenant’s written disapproval of the Buildout Cost Summary, the Buildout Cost Summary shall be deemed approved by Tenant. If the revised Buildout Cost Summary is timely disapproved by Tenant pursuant to this paragraph, Tenant shall provide to Landlord a written explanation of the reason(s) for such disapproval concurrently with its disapproval, and the Buildout Cost Summary, as appropriate, shall be promptly revised and resubmitted to Tenant for approval. If Tenant fails to provide a written explanation as and when required by this paragraph, the Buildout Cost Summary shall be deemed approved by Tenant. Tenant agrees to approve in writing the revised Buildout Cost Summary within five business days of its receipt thereof. If Tenant fails to timely deliver to Landlord written approval of the Buildout Cost Summary, the Buildout Cost Summary shall be deemed approved by Tenant. Tenant’s approval of the Buildout Cost Summary shall constitute Tenant’s agreement to pay Landlord the Excess Costs.

(b)       Requirements of the Final Plans. The Final Plans will include locations and complete dimensions, and Landlord’s Work, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; and (iii) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

(c)       Submittal of Final Plans. Once approved, the Architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. The Architect will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. Any changes requested by governmental authorities will be made only with the prior written approval of Landlord, and only if Tenant agrees to pay any excess costs resulting from the design and/or construction of such requested changes (the “Additional Costs”). Landlord shall revise the Buildout Cost Summary by increasing the Excess Costs by the amount of the Additional Costs resulting from plan modifications required by any governmental authority. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 5 below. Any Additional Costs are to be paid by Tenant to Landlord within ten days after receipt by Tenant of an invoice for such Additional Costs from Landlord.

6.        PAYMENT FOR LANDLORD’S WORK.

(a)       Tenant Improvement Allowance and Excess Costs. Landlord shall pay for Landlord’s Work up to a maximum of $50.00 per rentable square foot (the “Tenant Improvement Allowance”). At Tenant’s option, Landlord shall also provide up to a maximum of $ 10.00 per rentable square foot toward Landlord’s Work which shall be amortized over the Initial Term with interest at 8% per annum and payable monthly as Additional Rent (the “Amortized Allowance”). The Tenant Improvement Allowance and the Amortized Allowance shall only be used for:

(i)       Payment of plan check, permit and license fees relating to construction of Landlord’s Work.

(ii)      Construction of Landlord’s Work, including, without limitation, the following:

(A)      Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

(B)       All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises;

(C)      The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

(D)    Any additional tenant requirements including, but not limited to, air quality control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

(E)       All fire and life safety control systems such as fire walls, sprinklers, fire alarms, including piping and wiring, installed within the Premises;

(F)       All plumbing, including fixtures and pipes, to be installed within the Premises;

(G)      Testing and inspection costs;

(H)      Contractor’s fees, including, but not limited to, any fees based on general conditions; and

(I)       The Construction Management Fee.

(iii)      All other costs to be reasonably expended by Landlord in the construction of Landlord’s Work.

(b)       Changes. If, after the Final Plans and the Excess Costs Summary have been approved by Tenant, Tenant requests any changes or substitutions to the Final Plans or to Landlord’s Work during construction, Tenant shall complete a change order request form approved by Landlord and forward it to Landlord’s representative. All such changes shall be subject to Landlord’s prior written approval in accordance with Paragraph 11. Prior to commencing any change, Landlord shall prepare and deliver to Tenant, for Tenant’s approval, a change order setting forth the total cost of such change, which shall include associated architectural, engineering, construction contractor’s costs and fees, and completion schedule changes. If Tenant fails to approve such change order within three (3) business days after delivery by Landlord, Tenant shall be deemed to have withdrawn the proposed change and Landlord shall not proceed to perform the change. Any additional costs related to such change are to be paid by Tenant to Landlord within ten days after receipt by Tenant of an invoice for such additional costs from Landlord.

(c)       Payment of Excess Costs. Within five days of Landlord’s request (which request shall include reasonable backup documentation), Tenant shall pay to Landlord that portion of the Excess Costs payable with respect to each construction draw presented by Landlord’s contractor based on the percentage that the Excess Costs bear to the total cost of Landlord’s Work. Notwithstanding the foregoing, if the amount of the Excess Costs changes as a result of a change order. Tenant shall pay such increased amount within ten (10) days of receipt by Tenant of an invoice, together with reasonable supporting documentation, for such increased costs. Notwithstanding the foregoing, Landlord shall pay (i) the cost of the new entry to the Premises at the existing storefront to the extent such cost is in excess of what the typical interior glass entry system costs and (ii) the cost of the underground sawcutting/trenching/concrete work for the two bathrooms.

(d)       Credit. Unless specifically set forth herein, Tenant shall not be entitled to any credit for any portion of the Tenant Improvement Allowance or Amortized Allowance which is not used.

7.         CONSTRUCTION OF LANDLORD’S WORK. Until Tenant approves the Final Plans and the Buildout Cost Summary, and all necessary permits have been obtained from the appropriate governmental authorities, Landlord will be under no obligation to cause the construction of any of Landlord’s Work. Once the foregoing conditions have been met, Landlord will commence and diligently proceed with the construction of the Landlord’s Work pursuant to the terms of a contract between Landlord and Landlord’s contractor calling for the completion of Landlord’s Work in a good and workmanlike manner conforming to all applicable Legal Requirements, subject to Tenant Delays (as described in Paragraph 8 below) and Force Majeure Delays (as described in Paragraph 9 below). The costs of Landlord’s Work shall be paid as provided in Paragraphs 5 and 6 hereof. Construction inspections will be made periodically by qualified Landlord employees or subcontractors and Tenant shall have the right to have qualified Tenant employees or subcontractors review compliance of Landlord’s Work with the Final Plans.

8.        TENANT DELAYS. For purposes of this Work Letter, “Tenant Delays” means any delay in the completion of the Landlord’s Work or Landlord obtaining a certificate of occupancy resulting from any or all of the following:

(a)       Tenant’s failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to submit or approve any item or complete, on or before the due date therefor, any action item which is Tenant’s responsibility pursuant to this Work Letter or the Work Schedule;

(b)       Change orders requested by Tenant after approval of the Final Plans;

(c)       Any delay of Tenant in making payment to Landlord for any costs due from Tenant under this Work Letter or the Lease;

(d)       Any work performed by or on behalf of Tenant, including, without limitation, installation of HVAC or refrigeration equipment;

(e)       Any unavailability or delay in the delivery of specialized equipment required by Tenant; or

(f)        Any other material act or failure to act by Tenant, Tenant’s employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

9.         FORCE MAJEURE DELAYS. For purposes of the Work Letter, “Force Majeure Delays” means any and all causes beyond Landlord’s reasonable control, including, without limitation, delays caused by Tenant, other tenants, governmental regulation, governmental restriction, strike, labor dispute, riot, accident, mechanical breakdown, shortages of or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, war, enemy action, civil commotion, fire or other casualty.

10.       APPROVALS. Whenever any party under this Work Letter must reasonably grant its approval such party shall also not unreasonably delay or condition its approval. Unless otherwise required by the terms of this Work Letter, any approval shall be deemed granted unless such party responds unless otherwise provided herein within seven (7) days after its receipt of the items for which approval is sought.

11.       LANDLORD’S APPROVAL. Landlord, in its sole discretion, may withhold its approval of the Final Plans, change orders or other documents or plans that:

(a)       Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the Building;

(b)       Violates any agreement which affects the Building or the Land or binds the Landlord; or

(c)       Does not conform to the applicable building code or is not approved by any governmental, quasi-governmental, or utility authority with jurisdiction over the Premises.

12.       DEFAULTS BY TENANT. In the event of any default by Tenant with respect to any of the provisions of this Work Letter or any other agreement with Landlord relating to construction in or about the Premises, and Tenant’s failure to timely cure such default after delivery of written notice same, Landlord may, in addition to exercising any other right or remedy Landlord may have, treat such default as a default by Tenant under the Lease and exercise any or all rights available under the Lease in connection therewith, including, if applicable, the right of termination. In the event of any termination of the Lease by Landlord, Landlord may elect in its absolute discretion, with respect to any work performed by or on behalf of Tenant prior to the date of such termination, to either:

(a)       retain for its own use part or all of any such work, without compensation to Tenant therefor; or

(b)       demolish or remove part or all of any such work and restore part or all of the Premises to its condition prior to the initial tender of possession thereof to Tenant, in which event Tenant shall reimburse Landlord upon demand for all costs reasonably incurred by Landlord in connection with such demolition, removal and/or restoration.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter to be duly executed by their duly authorized representatives as of the date of the Lease.

LANDLORD:

CRESSET GROVE LLC

By:	/s/ Edward Nardi
	Name:	Edward G. Nardi
	Title:	Manager

TENANT:

OLINK PROTEOMICS, INC.

By:	/s/ Jon Heimer
	Name:	Jon Heimer
	Title:	CEO

SCHEDULE 1

WORK SCHEDULE

SCHEDULE 2

PRELIMINARY PLANS

(see attached)

olink PROTEOMICS

OLINK PROTEOMICS

85 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

CODE SUMMARY

APPLICABLE CODES

BUILDING	[illegible] CMR Massachusetts State Building Code [illegible] Edition [illegible]
FIRE PREVENTION	527 CMR 1 Massachusetts Fire Prevention Regulations [illegible]
ACCESSIBILITY	521 CMR Massachusetts Architectural Access Board Rules and Regulations; 2010 ADA Standards for Accessible Design
ELECTRICAL	527 CMR 12 Massachusetts Electrical Code [illegible]
ELEVATORS	524 CMR Board of Elevator Regulations [illegible]; [illegible] ASME A17.1 - Safety Code of Elevators and Escalators [illegible]
MECHANICAL	[illegible] INTERNATIONAL MECHANICAL CODE [illegible]
PLUMBING	248 CMR Massachusetts Plumbing Code
ENERGY CONSERVATION	[illegible] IECC International Energy Conservation Code (IECC) [illegible]

PROJECT DESCRIPTION

[illegible]

OCCUPANCY CLASSIFICATION

[illegible]

CONSTRUCTION TYPE

[illegible]

OCCUPANT LOAD

FUNCTION OF SPACE	Building Area SF	Project Area SF	Occupant Load per Table [illegible]
TOTAL GROSS S.F.	[illegible]	[illegible]	
FIRST FLOOR			
Assembly Unconcentrated [illegible]		[illegible]	[illegible]
Business Areas - 100 Gross S.F./Occ.		[illegible]	[illegible]
Storage / Mechanical - 300 Gross S.F./Occ.		[illegible]	1
TOTAL Occupant load		[illegible]	[illegible]

MINIMUM NUMBER OF REQUIRED PLUMBING FIXTURES

OCCUPANCY	Occupant Load	Water Closets				Lavatories			
		Ratio	Male	Ratio	Female	Ratio	Male	Ratio	Female
B	[illegible]	1 per [illegible]	1	1 per [illegible]	1	1 per [illegible]	1	1 per [illegible]	1
Total Required			1		1		1		[illegible]
Total Provided			1		1		1		1

CODE PLAN LEGEND

TYPICAL SPECIALTIES

TYPICAL BATHROOM FIXTURES & ACCESSORIES

PARTITION TYPES GENERAL NOTES

[illegible]

2 CODE PLAN

Project Status:	PERMIT SET
Project No.:	[illegible]
Drawn By:	SD
Checked By:	SC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

GENERAL INFORMATION & CODE PLAN

As indicated

Drawing Number

A0.1

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status	PERMIT SET
Project No	1606-000
Drawn By	Author
Checked By	Checker
Issue Date	MAY 11, 2016

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ARCHITECTURAL SPECIFICATIONS

12" = 1'-0"

Drawing Number

A0.2

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status	PERMIT SET
Project No	1808-000
Drawn By	Author
Checked By	Checker
Issue Date	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ARCHITECTURAL SPECIFICATIONS

12" = 1'-0"

Drawing Number

A0.3

2 REFLECTED CEILING PLAN

SCALE: 1/8" = 1'-0"

GENERAL REFLECTED CEILING NOTES

REFLECTED CEILING PLAN LEGEND

- SHADED AREA NOT IN PROJECT SCOPE
- GYPSUM BOARD CEILING SYSTEM
- ACT CEILING SYSTEM
- 6" LED DOWNLIGHT
- 48" SURFACE MOUNTED STRIP LIGHT
- WALL MOUNTED COVE FIXTURE
- EXHAUST AIR GRILLE
- (E) METAL CEILING ACCESS PANEL
- SUPPLY AIR GRILLE
- RETURN AIR GRILLE
- SPRINKLER HEAD
- EXIT SIGN

REFLECTED CEILING PLAN NOTES

1 FLOOR PLAN

SCALE: 1/8" = 1'-0"

GENERAL FLOOR PLAN NOTES

FLOOR PLAN LEGEND

- NEW PARTITION
- EXISTING PARTITION TO REMAIN
- NEW DOOR
- EXISTING DOOR TO REMAIN
- NO WORK THIS AREA

FLOOR PLAN NOTES

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	SD
Checked By:	SC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

FLOOR PLAN & REFLECTED CEILING PLAN

1/8" = 1'-0"

Drawing Number

A1.1

7 EAST WALL
6 WEST WALL
5 NORTH WALL

100V- VESTIBULE

4 EXTERIOR ELEVATION - NEW

3 VESTIBULE ENLARGED PLAN

2 EXTERIOR ELEVATION - DEMOLITION

1 VESTIBULE DEMO PLAN

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	Author
Checked By:	SMC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

VESTIBULE PLANS & ELEVATIONS

1/4" = 1'-0"

Drawing Number

A8.1

11 EAST WALL
116- KITCHEN
10 WEST WALL
119- WORKSTATIONS
12 NORTH WALL
101 - CONF ROOM
9 EAST WALL
8 SOUTH WALL
7 WEST WALL
6 NORTH WALL
120- MENS TOILET RM
5 EAST WALL
4 SOUTH WALL
3 WEST WALL
2 NORTH WALL
118- WOMENS TOILET RM
1 ENLARGED PLAN - KITCHEN & TOILET ROOMS

OLINK PROTEOMICS

Key Plan

MDS

Project Status	PERMIT SET
Drawn By	SD
Checked By	SC
Issue Date	MAY 11, 2018

Issues

Revisions

Drawing Title

ENLARGED PLANS & INTERIOR ELEVATIONS

1/4" = 1'-0"

Drawing Number

A8.2

14 EAST WALL
13 SOUTH WALL
12 WEST WALL
11 NORTH WALL
5.3.4 ENLARGED PLAN - EAST OFFICE
TYPICAL OFFICE - EAST
10 EAST WALL
9 SOUTH WALL
8 WEST WALL
7 NORTH WALL
6 ENLARGED PLAN - WEST OFFICE
TYPICAL OFFICE - WEST
5 EAST WALL
VESTIBULE - 105V
4 SOUTH WALL
3 WEST WALL
2 NORTH WALL
1 EAST WALL
OPEN OFFICE

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status	PERMIT SET
Project No	1806.000
Drawn By	SD
Checked By	SC
Issue Date	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ENLARGED PLANS & INTERIOR ELEVATIONS

1/4" = 1'-0"

Drawing Number

A8.3

4 CONF ROOM WOOD WALL DETAIL

3 TYP. WALL @ COL.

2 TYP. WALL @ COL.

1 WALL AT CURTAIN WALL

olink PROTEOMICS

OLINK PROTEOMICS

Key Plan

MDS

Project Status:	PERMIT SET
Project No:	1806.000
Drawn By:	SD
Checked By:	SC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

INTERIOR DETAILS

As indicated

Drawing Number

A9.1

OPENING SCHEDULE

[illegible]	[illegible]

HARDWARE SETS

[illegible]

5 HM FRAME PROFILES

4 HM WINDOW DETAIL

8 TYPICAL HEAD DETAIL

7 TYPICAL JAMB DETAIL

3 HM WINDOW TYPES

6 TYPICAL DOOR DETAIL

2 HM FRAME TYPES

1 DOOR TYPES

olink

OLINK PROTEOMICS

WATERTOWN, MA 02472

Key Plan

MDS

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	SD
Checked By:	SC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

DOOR SCHEDULES & DETAILS

As Indicated

Drawing Number

A9.2

_SCH - EQUIPMENT SCHEDULE

Type Mark	DESCRIPTION	ROOM NAME	ROOM NUMBER	MFG	MODEL #	[illegible]	[illegible]	[illegible]	UTILITY REQUIREMENTS – POWER REQUIREMENTS: VOLTAGE	AMPS	HERTZ	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	REMARKS
BSC	BIO SAFETY CABINET	POST WORKROOM	107	THERMO SCIENTIFIC	1375		X										
BSC	BIO SAFETY CABINET	POST WORKROOM	107	THERMO SCIENTIFIC	1375		X										
BSC	BIO SAFETY CABINET	PRE WORKROOM	108	THERMO SCIENTIFIC	1375	X											
BSC	BIO SAFETY CABINET	PRE WORKROOM	108	THERMO SCIENTIFIC	1375	X											
[illegible]	[illegible] CONTROLLER	POST WORKROOM	107	FLUIDIGM	[illegible]		X		100-240		50/60						
[illegible]	[illegible] CONTROLLER	POST WORKROOM	107	FLUIDIGM	[illegible]		X		100-240		50/60						
[illegible]	[illegible] CONTROLLER	POST WORKROOM	107	FLUIDIGM	[illegible]		X		100-240		50/60						
[illegible]	[illegible] CONTROLLER	POST WORKROOM	107	FLUIDIGM	[illegible]		X		100-240		50/60						
[illegible]	[illegible]	POST WORKROOM	107	FLUIDIGM	[illegible]		X	X	100-240		50/60						[illegible] CONTROLLER
[illegible]	[illegible]	POST WORKROOM	107	FLUIDIGM	[illegible]		X	X	100-240		50/60						[illegible] CONTROLLER
[illegible]	[illegible]	POST WORKROOM	107	FLUIDIGM	[illegible]		X	X	100-240		50/60						[illegible] CONTROLLER
[illegible]	[illegible]	POST WORKROOM	107	FLUIDIGM	[illegible]		X	X	100-240		50/60						[illegible] CONTROLLER
ULT	ULT FREEZER	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X						X	X	X			
ULT	ULT FREEZER	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X						X	X	X			
ULT	ULT FREEZER	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X						X	X	X			
ULT	ULT FREEZER	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X						X	X	X			
ULT	ULT FREEZER - [illegible]	FREEZER / REFRIGERATOR STORAGE	[illegible]	THERMO SCIENTIFIC	[illegible]	X						X	X	X			
ULT	ULT FREEZER - [illegible]	FREEZER / REFRIGERATOR STORAGE	[illegible]	THERMO SCIENTIFIC	[illegible]	X						X	X	X			
REF	REFRIGERATOR [illegible]	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X							X				
REF	REFRIGERATOR [illegible]	FREEZER / REFRIGERATOR STORAGE	[illegible]	[illegible]	[illegible]	X							X				

NOTE:

ALL EQUIPMENT IS OWNER FURNISHED, CONTRACTOR INSTALLED. THIS SHEET IS FOR COORDINATION ONLY.

1 EQUIPMENT PLAN

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OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	SD
Checked By:	SC
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

EQUIPMENT PLAN & SCHEDULE

1/4" = 1'-0"

Drawing Number

A9.3

FINISH SCHEDULE

ROOM NO.	ROOM NAME	FLOOR	BASE	WALLS	CEILING	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

FINISH LEGEND

MARK	APPLICATION	MATERIAL TYPE	MANUFACTURER	MODEL	COLOR / NUMBER	COMMENTS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

FINISH PLAN LEGEND

- CARPET, CPT-1
- WOOD PLANK, WD-2
- ENTRY MAT, EM-1
- PORCELAIN TILE, PCT-1
- RESILIENT FLOOR TILE, MCT-1
- FLOORING TRANSITION
- DIRECTION
- ACCENT
- CONTROL JOINT

2 FURNITURE PLAN - FOR REFERENCE ONLY

1 FINISH PLAN

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OLINK PROTEOMICS

85 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture

Project Status	PERMIT SET
Project No.	1906-000
Drawn By	SD
Checked By	SC
Issue Date	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

FINISH PLAN, SCHEDULE, LEGEND & DETAILS

1/8" = 1'-0"

Drawing Number

A9.4

GENERAL NOTES

4
3
2
6" x DP. R/C
TWO-WAY SLAB SYSTEM
J
K
M

ROOF FRAMING PART PLAN

J

SECTION 1

TYPICAL FLOOR INFILL FOR EXISTING OPENINGS = 9"

TYPICAL FLOOR INFILL FOR EXISTING OPENINGS > 9" TO = 2'-0"

ST&P

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OLINK PROTEOMICS

MDS

Project Status	PERMIT SET
Drawn By	DP
Checked By	JY
Issue Date	MAY 11, 2018

ROOF FRAMING PART PLAN, GENERAL NOTES, & TYPICAL INFILL DETAILS

AS NOTED

S1.1

LEGEND

SYMBOL	ABBR	DESCRIPTION
	ETR	EXISTING TO REMAIN
	ETBR	EXISTING TO BE REMOVED
	SP	STANDPIPE PIPING
	SPR	SPRINKLER PIPING
	ETR	EXISTING SPRINKLER HEAD TO REMAIN
	ETBR	EXISTING SPRINKLER HEAD TO BE REMOVED
	CTE	PIPE CONNECT TO EXISTING
		PIPE CONTINUATION
		[illegible]
	FCVS	SPRINKLER FLOOR CONTROL VALVE STATION
	PRV	PRESSURE REDUCING FIRE DEPARTMENT VALVE
	MACV	MAIN ALARM CHECK VALVE
	DCVA	DOUBLE CHECK VALVE ASSEMBLY
		HYDRAULIC NODE POINT
	RTTP	REMOVE TO THIS POINT

2 PIPE HANGERS FROM BOTTOM OF SLAB NTS

1 SPRINKLER HEAD ARM OVER DETAIL NTS

GENERAL NOTES

SPRINKLER DESIGN DENSITY AND HOSE ALLOWANCE SCHEDULE

LOCATION	[illegible]	SPRINKLER DENSITY	HOSE ALLOWANCE
[illegible]	HC-1	0.10 GPM/FT² OVER 1500 FT²	250 GPM
MECHANICAL ROOMS & STORAGE AREAS	HC-2	0.20 GPM/FT² OVER 3000 FT²	500 GPM
ELECTRIC ROOM	HC-2	0.20 GPM/FT² OVER 3000 FT²	500 GPM

SPRINKLER HEAD SCHEDULE

SYMBOL	DESCRIPTION	MANUFACTURER	MODEL / SIN	COMMENTS / DESCRIPTION
	UPRIGHT SPRINKLER	TYCO	[illegible]	[illegible]
●	CONCEALED SPRINKLER	TYCO	[illegible]	WHITE COVERPLATE

OLINK PROTEOMICS

[illegible] GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-300
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2016

Drawing Title

FIRE PROTECTION LEGEND, SCHEDULES, DETAILS & GENERAL NOTES

NTS

Drawing Number

FP0.1

PART 1 - GENERAL

[illegible]

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan:

MDS

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-300
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

FIRE PROTECTION SPECIFICATIONS

NTS

Drawing Number

FP0.2

1 FIRST FLOOR PLAN

2 LOWER LEVEL FLOOR PLAN

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OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan:

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1936-000
Drawn By:	AJC
Checked By:	DWM
Issue Date:	MAY 11, 2018

Issues

Revisions

Drawing Title:

FIRE PROTECTION EXISTING INFRASTRUCTURE PLANS

1/16" = 1'-0"

Drawing Number:

FP0.3

= NEW SPR-CTE SPR

1 FIRST FLOOR PLAN

OLINK PROTEOMICS

Key Plan

MDS

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

Revisions

Drawing Title

FIRE PROTECTION FIRST FLOOR PLAN

1/8" = 1'-0"

Drawing Number

FP1.1

GENERAL NOTES

[illegible]

LEGEND

[illegible]

HOT WATER CIRCULATOR SCHEDULE

DESIGNATION	AREA/SYSTEM	MANUFACTURER	MODEL	HORSEPOWER	VOLTS	AMPS	FLOW RATE (GPM)	HEAD (FT)	COMMENTS/DESCRIPTION
[illegible]	TEMPERED HOT WATER	TACO	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

WATER METER SCHEDULE

DESIGNATION	LOCATION	SERVICE	MANUFACTURER	MODEL	SIZE	PEAK FLOW (GPM)	VOLTAGE	COMMENTS
[illegible]	[illegible]	[illegible]	BADGER	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

DRAIN SCHEDULE

DESIGNATION	LOCATION	MANUFACTURER	MODEL	OUTLET	STRAINER	COMMENTS / DESCRIPTION
FD-A	MECHANICAL ROOM	JAY R. SMITH	[illegible]	NO HUB	NICKEL BRONZE	[illegible]
FD-B	EMERGENCY SHOWER	JAY R. SMITH	[illegible]	NO HUB	NICKEL BRONZE	[illegible]

NOTE: ALL FLOOR DRAINS GET TRAP PRIMER PIPING.

WATER HEATER SCHEDULE

DESIGNATION	LOCATION	SERVING	MANUFACTURER	MODEL	RECOVERY RATE	STORAGE (GALLONS)	WATTAGE (KW)	ELECTRICAL				COMMENTS/DESCRIPTION
								AMPS	V	PH	HZ	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]

THERMOSTATIC MIXING VALVE SCHEDULE

DESIGNATION	LOCATION	SYSTEM	MANUFACTURER	MODEL	INLETS	OUTLET	COMMENTS / DESCRIPTION
TMV-1	STORAGE ROOM	DOMESTIC HOT WATER	LEONARD	-	[illegible]	[illegible]	[illegible]
TMV-2	STORAGE ROOM	TEMPERED WATER	LEONARD	[illegible]	[illegible]	[illegible]	[illegible]

NOTE: ALL TMV'S TO HAVE INLET CHECK VALVES.

FIXTURE SCHEDULE

DESIGNATION	DESCRIPTION	MANUFACTURER	MODEL	TRIM	SUPPLIES	TRAP/WASTE	ACCESSORIES	CW	HW	TW	SW	V	ADA	ELECTRICAL REQUIREMENTS	COMMENTS / DESCRIPTION
P-1	WATER CLOSET	TOTO	[illegible]	[illegible]	[illegible]	INTEGRAL	[illegible]	[illegible]	-	-	[illegible]	[illegible]	Y	HARDWIRED	[illegible]
P-2	LAVATORY	TOTO	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	Y	HARDWIRED	[illegible]
P-3	KITCHEN SINK	ELKAY	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	Y	-	[illegible]
P-4	[illegible]	[illegible]	[illegible]	CHICAGO [illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-	[illegible]
P-5	EMERGENCY SHOWER [illegible]	GUARDIAN	[illegible]	-	SHUTOFF VALVE	-	-	-	-	[illegible]	[illegible]	[illegible]	-	-	[illegible]
TP-1	TRAP PRIMER	PPP	[illegible]	-	SHUTOFF VALVE	-	-	[illegible]	-	-	-	-	-	120V	[illegible]

NOTES:
[illegible]

OLINK PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	[illegible]
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING LEGEND, SCHEDULES & GENERAL NOTES

NTS

Drawing Number

P0.1

OLINK PROTEOMICS

GROVE STREET

Key Plan

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1506-000
Drawn By:	AJC
Checked By:	SWM
Issue Date:	MAY 11, 2018

Issues

Revisions

Drawing Title

PLUMBING SPECIFICATIONS

NTS

Drawing Number

P0.2

PART 3 - EXECUTION

3.01 COOPERATION AND WORK PROGRESS

3.02 INSTALLATION

OLINK PROTEOMICS

[illegible] GROVE STREET
WATERTOWN, MA 02472

Key Plan

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING SPECIFICATIONS

NTS

Drawing Number

P0.3

OLINK PROTEOMICS

THREADED ROD
LOCKNUT
HANGER
PIPING INSULATION

NOTE:

4 | PIPE HANGER & SHIELD | NTS

2 | WATER METER | NTS

GENERATOR OR RTU
ROOF
UNION

5 | ROOF TOP GENERATOR/RTU GAS CONNECTION | NTS

INSULATION
DOUBLE NUTS (TYP)
HANGER (TYP)

NOTE:
1. ALL HANGERS, HARDWARE, AND RODS SHALL BE ELECTRO GALVANIZED

3 | PIPE HANGERS FROM BOTTOM OF SLAB-A | NTS

PIPE
FLOOR SLAB

NOTE:

1 | TYPICAL FLOOR PENETRATION | NTS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues:

No.	Date	Description

Revisions:

No.	Date	Description

Drawing Title:

PLUMBING DETAILS

NTS

Drawing Number:

P0.4

HVAC CONDENSATE
BACK WATER VALVE
FINISHED FLOOR
24"
1" MINIMUM

4 OPEN END DRAIN TO STORM (OED) NTS

WALL

2 WATER TIGHT SEAL (CORED CONCRETE) NTS

VACUUM RELIEF VALVE
THERMOMETER (TYPICAL)
TEMPERED WATER CIRCULATOR WITH MANUAL DISCONNECT
UNION (TYPICAL)
TANK DRAIN
WATER HEATER
SHUT OFF VALVE (TYPICAL)
FOR TEMPERED WATER AT THE OUTLET OF THE MIXING VALVES.

3 ELECTRIC WATER HEATER WH-1 (DOMESTIC WATER AND TEMPERED WATER) NTS

CEILING
CONNECT TW TO SHOWER HEAD
CONNECT TW TO SHOWER VALVE

1 EMERGENCY SHOWER / EYEWASH STATION PIPING NTS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING DETAILS

NTS

Drawing Number

P0.5

REFER TO DWG P1.1
FOR WORK IN THIS AREA

[illegible]						
AREA SERVING	SERVICE PRESSURE (IN. WC.)	GUARANTEED PRESSURE (IN. WC.)	LONGEST EQUIVALENT LENGTH OF RUN (FT.)	DESIGN PRESSURE DROP (IN. WC.)	GAS TABLE	TOTAL CONNECTED LOAD (MBH)
ROOF TOP UNIT/GENERATOR	7"	7"	750	0.5"	NFPA 54 TABLE 6.2(b)	332 MBH

1 FIRST FLOOR OVERALL PLAN

SCALE: 1/16" = 1'-0"

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OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING
FIRST FLOOR
OVERALL PLAN

1/16" = 1'-0"

Drawing Number

P1.0

1 FLOOR PLAN

SCALE: 1/8" = 1'-0"

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan:

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	AJC
Checked By:	BWM
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING
FIRST FLOOR
PLAN

1/8" = 1'-0"

Drawing Number

P1.1

NEW 2½"G DN
(500 MBH)
NEW 1½"G UP TO
HVAC ROOF TOP UNIT
(150 MBH)
NEW 2"G UP TO
GENERATOR
(380 MBH)

1 THIRD FLOOR PLAN

SCALE: 1/16" = 1'-0"

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	XX
Checked By:	XX
Issue Date:	MAY 11, 2018

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING
THIRD FLOOR
OVERALL PLAN

1/16" = 1'-0"

Drawing Number

P1.2

MAINTAIN A MINIMUM
OF 25 FEET OF
CLEARANCE FROM ALL
FRESH AIR INTAKES
WITH NEW VTR

1 ROOF PLAN

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	XX
Checked By:	XX
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

PLUMBING
ROOF
OVERALL PLAN

1/16" = 1'-0"

Drawing Number

P1.3

ELECTRIC WATER HEATER
STARTING INV. EL. = -1.92"

1 STORAGE ROOM PART PLAN

SCALE: 1/4" = 1'-0"

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1506-000
Drawn By:	AJC
Checked By:	DWM
Issue Date:	MAY 11, 2018

Revisions

No.	Date	Description

Drawing Title

PLUMBING
PART PLAN

1/4" = 1'-0"

Drawing Number

P2.0

GENERAL ABBREVIATIONS

ABBREV	DESCRIPTION
A	COMPRESSED AIR
AC	AIR CONDITIONING UNIT
ACCU	AIR COOLED CONDENSING UNIT
ACD	AUTOMATIC CONTROL DAMPER
AD	ACCESS DOOR
AHU	AIR HANDLING UNIT
AFF	ABOVE FINISHED FLOOR
[illegible]	[illegible]
AFR	ABOVE FINISHED ROOF
AP	ACCESS PANEL
APD	AIR PRESSURE DROP (INCHES OF WATER)
AS	AIR SEPARATOR
ATC	AUTOMATIC TEMPERATURE CONTROL
AV	AIR VENT (AUTOMATIC)
B	BOILER
BDD	BACKDRAFT DAMPER
BHP	BRAKE HORSE POWER
BTUH	BRITISH THERMAL UNITS PER HOUR
[illegible]	[illegible]
CRAC	COMPUTER ROOM A.C. UNIT
CC	COOLING COIL
CD	CONDENSATE DRAIN
CF	CHEMICAL FEED
CFH	CUBIC FEET PER HOUR
CFM	CUBIC FEET PER MINUTE
CH	CHILLER
CHWR	CHILLED WATER RETURN
CHWS	CHILLED WATER SUPPLY
CM	CONSTRUCTION MANAGER
CWR	CONDENSER WATER RETURN
CWS	CONDENSER WATER SUPPLY
[illegible]	[illegible]
COND	CONDENSATE
CP	CONDENSATE PUMP
CT	COOLING TOWER
CTR	COOLING TOWER RETURN
CTS	COOLING TOWER SUPPLY
[illegible]	[illegible]
CUH	CABINET UNIT HEATER
CW	CITY WATER
D	DRAIN
DBT	[illegible]
DIA	DIAMETER
DOV	DRAIN OFF VALVE
DTR	DUAL TEMPERATURE WATER RETURN
DTS	DUAL TEMPERATURE WATER SUPPLY
DX	DIRECT EXPANSION
E	EXISTING (BEFORE SYMBOL)
EA	EXHAUST AIR
EHC	ELECTRIC HEATING COIL
EAT	ENTERING AIR TEMPERATURE
EBB	ELECTRIC BASE BOARD
EC	ELECTRICAL CONTRACTOR
EF	EXHAUST FAN
ERU	ENERGY RECOVERY VENTILATION UNIT
ESP	EXTERNAL STATIC PRESSURE
ET	EXPANSION TANK
ETBR	EXISTING TO BE REMOVED
ETR	EXISTING TO REMAIN
EUH	ELECTRIC UNIT HEATER
EWT	ENTERING WATER TEMPERATURE
EXP	EXPANSION
F	FILL
FA	FRESH AIR
FCU	FAN COIL UNIT
FD	FIRE DAMPER
FF	FINAL FILTER
FLA	FULL LOAD AMPS
FOR	FUEL OIL RETURN
FOS	FUEL OIL SUPPLY
FPT	FAN POWERED TERMINAL BOX
FPM	FEET PER MINUTE
FPS	FEET PER SECOND
FS	FLOW SWITCH
FSD	FIRE & SMOKE DAMPER
FT	FINNED TUBE RADIATION
G	NATURAL GAS
GA	GAUGE
GAL	GALLONS
GC	GENERAL CONTRACTOR
GPH	GALLONS PER HOUR
GPM	GALLONS PER MINUTE
GR	GLYCOL RETURN
GS	GLYCOL SUPPLY
GUH	GAS UNIT HEATER
[illegible]	[illegible]
HG	HOT GAS
HP	HORSE POWER OR HEAT PUMP
HPR	HIGH PRESSURE CONDENSATE RETURN
HPS	HIGH PRESSURE STEAM
HTHW	HIGH TEMPERATURE HOT WATER
HV	HEATING VENTILATING
HVAC	HEATING, VENTILATING & AIR CONDITIONING
HWR	HOT WATER RETURN
HWS	HOT WATER SUPPLY
HX	HEAT EXCHANGER
ID	INSIDE DAMPER
IU	INDUCTION UNIT
KW	KILOWATT
KWH	KILOWATT HOUR(S)
LAT	LEAVING AIR TEMPERATURE
LBS / HR	POUNDS PER HOUR
LPR	LOW PRESSURE CONDENSATE RETURN
LPS	LOW PRESSURE STEAM
LRA	LOCKED ROTOR AMPS
LTHW	LOW TEMPERATURE HOT WATER
LWT	LEAVING WATER TEMPERATURE
MAX	MAXIMUM
MBH	1,000 BTU/HOUR
MD	MOTORIZED DAMPER
MFGR	MANUFACTURER
MIN	MINIMUM
MPR	MEDIUM PRESSURE CONDENSATE RETURN
MPS	MEDIUM PRESSURE STEAM
MTD	MOUNTED
MTHW	MEDIUM TEMPERATURE HOT WATER
MUA	MAKE UP AIR
MV	AIR VENT (MANUAL)
NA	NOT APPLICABLE
NC	NORMALLY CLOSED
NIC	NOT IN CONTRACT
NO	NORMALLY OPEN
NOM	NOMINAL
NTS	NOT TO SCALE
OA	OUTSIDE AIR
OBD	OPPOSED BLADE DAMPER
OD	OUTSIDE DIAMETER
OED	OPEN ENDED DUCT
P	PUMP
PC	PLUMBING CONTRACTOR
PCHWR	PROCESS CHILLED WATER RETURN
PCHWS	PROCESS CHILLED WATER SUPPLY
PD	PRESSURE DROP (FEET OF WATER)
PF	PRE FILTER
PH	PRE HEAT COIL
PRV	PRESSURE REDUCING VALVE
PS	PRESSURE SWITCH
PSIA	POUNDS PER SQUARE INCH ABSOLUTE
PSIG	POUNDS PER SQUARE INCH GAUGE
PTAC	PACKAGED TERMINAL AIR CONDITIONER
PTHP	PACKAGED TERMINAL HEAT PUMP
RA	RETURN AIR
RAF	RETURN AIR FAN
RHC	REHEAT COIL
RH	RELATIVE HUMIDITY
RL	REFRIGERANT LIQUID
[illegible]	[illegible]
RPM	REVOLUTIONS PER MINUTE
RS	REFRIGERANT SUCTION
RTU	ROOF TOP UNIT
S	SUPPLY AIR DEVICE
SA	SUPPLY AIR
[illegible]	[illegible]
SD	SMOKE DAMPER OR SMOKE DETECTOR
SF	SUPPLY AIR FAN
SG	SPECIFIC GRAVITY
SP	STATIC PRESSURE (INCHES OF WATER)
[illegible]	[illegible]
SS	STAINLESS STEEL
TA	TRANSFER AIR
TWAC	THRU WALL AIR CONDITIONER
TB	TERMINAL BOX
TEMP	TEMPERATURE
TSP	TOTAL STATIC PRESSURE
TW	THERMOMETER WELL
TYP	TYPICAL
UC	UNDERCUT
UH	UNIT HEATER
UNO	UNLESS NOTED OTHERWISE
UV	UNIT VENTILATOR
V	VOLTS
VAV	VARIABLE AIR VOLUME TERMINAL BOX
VD	VOLUME DAMPER
VFD	VARIABLE FREQUENCY DRIVE
VP	VACUUM PUMP
VTR	VENT THROUGH ROOF
W	WATTS
WAC	WINDOW AIR CONDITIONER
WBT	[illegible]
WH	WALL HEATER
WMS	WIRE MESH SCREEN
WPD	WATER PRESSURE DROP (FEET)

SHEETMETAL SYMBOLS

PIPING SYMBOLS

GENERAL SYMBOLS

GENERAL NOTES

1. THE HEATING, VENTILATING AND AIR CONDITIONING (HVAC) CONTRACTOR SHALL VISIT THE SITE TO DETERMINE ALL PRE-EXISTING CONDITIONS AND WORK NECESSARY PRIOR TO SUBMISSION OF BID PRICE.
2. THE HVAC CONTRACTOR SHALL BE FAMILIAR WITH ALL CONTRACT DOCUMENTS FOR ALL TRADES AND COORDINATE WITH OTHER CONTRACTORS.
3. DRAWINGS ARE DIAGRAMMATIC ONLY. FINAL ROUTING OF DUCTWORK, PIPING AND EQUIPMENT LOCATIONS SHALL BE DETERMINED IN THE FIELD. ADDITIONAL OFFSETS, ELBOWS, ETC. SHALL BE PROVIDED AND INSTALLED WITHOUT ADDITIONAL COST TO THE OWNER.
4. ALL DUCTWORK SHALL BE CONSTRUCTED AND INSTALLED IN ACCORDANCE WITH THE LATEST EDITION OF SMACNA STANDARDS.
5. SUPPLY AND RETURN DUCT MAINS FROM FAN BOXES SHALL BE INTERNALLY LINED AS PER SPECIFICATIONS A MINIMUM OF 15'-0" FROM THE UNIT UNLESS OTHERWISE NOTED. ALL DUCTWORK DIMENSIONS INDICATED ARE CLEAR INSIDE DIMENSIONS.
6. VOLUME DAMPERS SHALL BE INSTALLED AT BRANCHES, SPLITS, AND TAKE OFFS. ALL LOW PRESSURE SUPPLY, RETURN AND EXHAUST DUCTWORK.
7. MINIMUM SIZE OF ALL HVAC PIPING SHALL BE 3/4" UNLESS OTHERWISE NOTED.
8. INSTALL SMOKE DETECTORS IN DUCT SYSTEMS IN ACCORDANCE WITH NFPA.
9. THE HVAC CONTRACTOR SHALL COORDINATE ALL ELECTRICAL AND PLUMBING REQUIREMENTS WITH THE ELECTRICAL AND PLUMBING CONTRACTORS.
10. [illegible] SIZES AND VERIFY ALL OPENINGS FOR SHAFTS AND LOUVERS PRIOR TO SUBMISSION OF SHOP DRAWINGS AND INSTALLATION.
11. REFER TO ARCHITECTURAL REFLECTED CEILING PLAN FOR FINAL LOCATIONS OF DIFFUSERS, REGISTER, GRILLES, THERMOSTATS, ETC.
12. THE HVAC CONTRACTOR SHALL FURNISH AND INSTALL ALL INCIDENTAL ACCESSORIES NECESSARY TO MAKE THE HVAC WORK COMPLETE AND READY FOR OPERATION.
13. ALL HVAC WORK SHALL BE IN ACCORDANCE WITH APPLICABLE FEDERAL, STATE AND LOCAL CODES.
14. ALL HVAC EQUIPMENT SHALL BE INSTALLED IN ACCORDANCE WITH THE MANUFACTURER'S RECOMMENDATIONS.
15. FIRE DAMPERS AND ACCESS PANELS SHALL BE INSTALLED AT ALL 2-HOUR RATED PARTITIONS AND FLOOR PENETRATIONS. IN ADDITION COMBINATION FIRE/SMOKE [illegible] PENETRATIONS OF ALL RATED SHAFT ENCLOSURES CONNECTING THREE STORIES OR MORE. REFER TO ARCHITECTURAL DRAWINGS FOR PARTITION LOCATIONS.
16. TRANSFER DUCTS IN RATED PARTITIONS SHALL BE INSTALLED WITH FIRE DAMPERS.
17. ISOLATION VALVES SHALL BE INSTALLED AT EACH MAIN BRANCH AND AT EACH BRANCH OR RUN-OUT SERVING MORE THAN ONE PIECE OF EQUIPMENT.
18. SHUTOFF VALVES SHALL BE INSTALLED IN THE SUPPLY [illegible] SERVICING. UNIONS OR FLANGES SHALL BE ARRANGED SUCH THAT EQUIPMENT CAN BE SERVICED WITHOUT CUTTING, AND WITH MINIMAL DISRUPTION OF PIPING SERVING THE EQUIPMENT.
19. THE HVAC CONTRACTOR SHALL FURNISH TO THE GENERAL CONTRACTOR ALL INFORMATION REQUIRED FOR SETTING OF WALL, ROOF AND PARTITION OPENINGS FOR HVAC WORK. THIS INFORMATION SHALL BE FURNISHED IN A TIMELY MANNER SUCH THAT CONSTRUCTION SCHEDULE IS NOT JEOPARDIZED.
20. THE HVAC CONTRACTOR SHALL INFORM AND COORDINATE WITH THE OWNER ALL NECESSARY INTERRUPTIONS TO EXISTING BUILDING SYSTEMS AND SERVICE THAT MAY AFFECT THE NORMAL OPERATION OF OCCUPIED PORTIONS OF THE BUILDING. THE OWNER SHALL BE INFORMED OF ANY INTERRUPTIONS AT LEAST TWO (2) WEEKS IN ADVANCE.
21. THE HVAC CONTRACTOR SHALL COORDINATE ANY PREMIUM WORK REQUIRED FOR THIS PROJECT WITH THE GENERAL CONTRACTOR.
22. THE HVAC CONTRACTOR SHALL COORDINATE WITH THE GENERAL CONTRACTOR PHASING REQUIREMENTS OF THE PROJECT.
23. THE AUTOMATIC TEMPERATURE CONTROL (ATC) CONTRACTOR SHALL COORDINATE THERMOSTAT LOCATIONS WITH ARCHITECTURAL FURNITURE PLANS. THERMOSTATS SHALL BE INSTALLED 54" ABOVE FINISHED FLOOR UNLESS OTHERWISE NOTED.
24. EXISTING FIBROUS DUCT LINERS WHICH ARE CUT DURING [illegible] LINER MEDIA IS EXPOSED TO THE AIRSTREAM.

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC LEGEND

NTS

Drawing Number

H0.0

[illegible]

[illegible]

[illegible]

[illegible]

[illegible]

[illegible]

AIR DISTRIBUTION DEVICE SCHEDULE

[illegible]

SOUND ATTENUATOR SCHEDULE

[illegible]

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC SCHEDULES

NTS

Drawing Number

H0.1

9 PIPE HANGER NTS

8 TYPICAL AHU / RTU CASING DRAIN NTS

7 LOW VELOCITY TRANSITION TAKEOFFS & ELBOWS NTS

6 BELL MOUTH CONNECTION DETAIL NTS

5 DIFFUSER CONNECTION DETAIL NTS

4 SIDEWALL GRILLE ON ROUND DUCT DETAIL NTS

3 DUCT PENETRATION THROUGH ROOF DETAIL NTS

2 RECTANGULAR & ROUND DUCT HANGER DETAIL (LOW VELOCITY) NTS

1 VOLUME DAMPER (SINGLE BLADE) NTS

olink PROTEOMICS

OLINK PROTEOMICS

85 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC DETAILS

NTS

Drawing Number

H0.2

18 HVAC EQUIPMENT HANGER SUPPORT DETAIL NTS

17 EXHAUST BOX WITH INTEGRAL SOUND ATTENUATOR NTS

16 TRANSFER DUCT DETAIL AND SCHEDULE NTS

15 TYPICAL VAV REHEAT/DUCT-MOUNTED HOT WATER COIL PIPING NTS

14 RETURN AND TRANSFER BOOT DETAIL NTS

13 ROOF EXHAUST FAN NTS

12 SUPPLY BOX WITH INTEGRAL SOUND ATTENUATOR AND COIL NTS

11 SERIES FAN POWERED TERMINAL DETAIL NTS

10 SPLIT SYSTEM PIPING ACCU AT ROOF NTS

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC DETAILS

NTS

Drawing Number

H0.3

EQUIPMENT VIBRATION ISOLATION MOUNTS (RESTRAINTS) AND CURBS SHALL BE SELECTED FOR 110 MPH WINDS
18" RAISED CANTS ROOF EQUIPMENT SUPPORT CURB (SIMILAR TO CAMBRIDGEPORT MODEL R.C.)
EXTERIOR ROOF EQUIPMENT SUPPORT
TO BE FURNISHED BY HVAC CONTRACTOR. INSTALLED AND FLASHED BY GENERAL CONTRACTOR. COUNTER FLASHING BY HVAC.
EXTERIOR ROOF EQUIPMENT SUPPORT WITH EQUIPMENT

NOTE:
1. ALL EQUIPMENT AND SUPPORTS SHALL BE RATED FOR 110MPH WINDS.

24	EXTERIOR EQUIPMENT SUPPORT DETAIL	NTS

INDOOR UNIT ATTACHED TO WALL USING THE INCLUDED MOUNTING BRACKET
AIR INLET
REFRIGERANT SUCTION PIPE
REFRIGERANT SUCTION PIPE
EVAPORATOR COIL
SEE DRAIN PAN
AIR OUTLET

NOTES:
1. SEE PLANS FOR REFRIGERANT PIPING SIZES.
2. SEE THE MANUFACTURER'S SPECIFICATIONS SHEET FOR MINIMAL CLEARANCE REQUIREMENTS PRIOR TO INSTALLATION.
3. FOR LEFT REAR PIPING, USE THE MANUFACTURER'S L-CONNECTOR PIPE ACCESSORY.
4. PROVIDE INTEGRAL CONDENSATE PUMP.

23	TYPICAL DUCTLESS SPLIT SYSTEM W/ CONDENSATE PUMP INSTALLATION	NTS

WALL OR PARTITION
THERMAL BLANKET ALL AROUND SLEEVE
DUCT ACCESS DOOR
SLEEVE, WRAPPED WITH FACTORY PROVIDED THERMAL BLANKET
FASTEN DAMPER FRAME TO COLLAR (SEE NOTE 11)
10 GAUGE OR ⅛" THICK RETAINING ANGLES SECURED TO SLEEVE (SEE NOTE 12) DO NOT ATTACH TO WALL
SLEEVE TO EXTEND 3"BEYOND WALL
METAL NOSING, TYP.
DUCTWORK INSULATION AS SPECIFIED.
BREAKAWAY SLIP TYPE DUCT CONNECTION (TYPICAL)
"U" CHANNEL HEADER ALL AROUND

NOTES:

1. FIRE DAMPERS SHALL BE U.L. LISTED AND LABELED.
2. ALL FIRE AND SMOKE DAMPERS SHALL BE RATED TO MAINTAIN THE RATING OF THE FIRE SEPARATION.
3. TYPICAL INSTALLATION SHOWN. ACTUAL INSTALLATION SHALL COMPLY WITH REQUIREMENTS OF NFPA 90A, NFPA 101, UL 555 AND WITH ALL MANUFACTURER'S RECOMMENDATIONS.
4. LOCATE ACCESS DOOR FOR BEST ACCESS TO LINK.
5. FUSIBLE LINK TO BE RATED FOR 50 PERCENT ABOVE MAXIMUM OPERATING TEMPERATURE OF SYSTEM.
6. ALL DUCT-COLLAR CONNECTIONS SHALL COMPLY WITH UL 555 AND SMACNA. CONNECTIONS BETWEEN COLLAR AND DUCTWORK SHALL BE BREAKAWAY TYPE SUCH AS "S" SLIP, CRIMP, OR OTHER SLIP TYPE IN ACCORDANCE WITH SMACNA PLATE 13A, 6th EDITION AND PLATE 1, SMACNA FIRE DAMPER GUIDE, 1986 UNLESS OTHERWISE REQUIRED BY CODE.
7. GAUGES FOR COLLAR AND RECTANGULAR DUCT SHALL BE AS FOLLOWS: FIRE DAMPER COLLARS SHALL BE SAME GAUGE AS DUCTWORK WITH A MINIMUM OF 16 GAUGE FOR DUCTWORK UP TO 36" WIDE. FOR DUCTWORK ABOVE 36" WIDE, THE COLLAR SHALL BE 14 GAUGE.
8. PROVIDE STEEL STUD FRAMING AS REQUIRED, TO ACCEPT THE FIRE DAMPER ASSEMBLY (INCLUDING SLEEVES, ETC.).
9. AFTER THE INSTALLATION OF DAMPERS, THE CONTRACTOR SHALL SEAL AND TAPE ALL JOINTS FOR AIR TIGHTNESS. INSTALLATION SHALL BE MADE AVAILABLE FOR INSPECTION BY ARCHITECT BEFORE TAPING.
10. TO ALLOW FOR EXPANSION DAMPERS SHALL HAVE A CLEARANCE EQUAL TO ⅛" FOR EACH FOOT OF DAMPER HEIGHT. THE SIDE CLEARANCE SHALL BE ⅛" FOR EACH FOOT OF DAMPER WIDTH EQUALLY DIVIDED TO THE LEFT AND THE RIGHT OF THE COLLAR. THE MAXIMUM CLEARANCE FOR THE TOP AND THE TOTAL OF BOTH SIDES SHALL BE ½" EACH. THE RETAINING ANGLES SHALL BE 1½"x1½"x⅛" SO THAT THERE WILL BE A MINIMUM OF 1" OVERLAP ON THE FIRE SEPARATION.
11. DAMPER SHALL BE SECURED TO COLLAR, WITH EITHER ½" TACK WELDS, NO.10 SHEET METAL SCREWS, ¼" DIA. NUTS AND BOLTS, OR ¼" STEEL POP RIVETS, ALL 8" ON CENTER.
12. RETAINING ANGLES SHALL BE SECURED TO COLLAR, SLEEVE OR PLATE WITH EITHER ½" TACK WELDS, NO. 10 SHEET METAL SCREWS, ¼" DIA. NUTS AND BOLTS, OR ¼" STEEL POP RIVETS, ALL 8" CENTER.
13. WHERE HUNG CEILING DOES NOT HAVE REMOVABLE TILES, AN ACCESS DOOR (FIRE RATED WHERE REQUIRED) SHALL BE INSTALLED IN CEILING OR WALL NEAR LOCATION OF FIRE DAMPER.
14. ALL RETAINING ANGLES SHALL BE GALVANIZED STEEL.
15. INSTALL FIRE DAMPERS SO THE LOCKING DEVICE CAN BE ACCESSED WHEN THE DAMPER IS CLOSED.
16. FIRE DAMPER ACCESS DOORS SHALL BE LABELED/STENCILED WITH MIN. 1" LETTER " FIRE DAMPER ". ACCESS DOOR ON SIDE AS SHOWN OR BOTTOM OF DUCT MINIMUM SIZE 18"X14" IF DUCT SIZE PERMITS. FOR SMALLER DUCTS MAKE DOOR 2" SMALLER THAN DUCT SIZE.

22	MOTOR OPERATED FIRE/SMOKE DAMPER	NTS

STAINLESS STEEL BAND CLAMP OVER SILICONE BEAD
EPDM NIPPLE/RUBBER COVER (KNOCKOUT = O.D. OF PIPE INSULATION AND CEIL-TITE JACKET)
12"X12" I.D. A.B.S. PLASTIC CURB COVER (TYP. EACH OPENING)
INTERMEDIATE FLASHING BETWEEN EACH CURB OPENING BY CURB SYSTEM MFR.
FILL VOID W/FIBERGLASS BATT INSULATION
1 1/2" x 3 LB. INSULATION (STANDARD W/CURB)
18" HIGH
CURB FURNISHED BY HVAC INSTALLATION, FLASHING, ROOFING & SEALING ALL BY G.C.

NOTE: CURB SHALL BE RATED FOR APPLICABLE WIND SPEED RATING AS PER 780 CMR 1604.11

21	ROOF CURB AND PIPE FLASHING	NTS

ROOFTOP UNIT
AIR / WEATHER SEAL
NEOPRENE GROMMET
SPRINGS
12 GA. ZC SIDES AND ENDS
WOOD NAILER
2" INSULATION
TUBULAR STEEL CURB BASE
DUCT
22 GA. ZC FLASHING
SPRING POCKET COVER W/ ACCESS PANEL
22 GA. ZC FLASHING
ROOF MEMBRANE (BY GC)
2 LAYERS 5/8" DURO ROCK (BY HVAC)
4" RIGID FIBERGLASS INSULATION (BY HVAC)
CANT STRIP (BY ROOFING CONTRACTOR)
2" RIGID BOARD INSULATION (BY ROOF CURB MANUFACTURER)

NOTE: UNIT & CURB SHALL BE RATED FOR APPLICABLE WIND SPEED RATING AS PER 780 CMR 1604.11

20	ROOFTOP UNIT VIBRATION ISOLATION CURB DETAIL	NTS

FRAME
FLANGE OUT DUCT
DUCT OR PLENUM
DUCT OPENING
WIRE MESH SCREEN
OPPOSED BLADE VOLUME DAMPER ACCESSIBLE THRU FACE
SIDE VIEW
GROSS AREA OF SCREEN EQUAL TO INSIDE AREA OF DUCT
1/16" GALVANIZED WIRE, 1/2" SQUARE PATTERN
FRONT VIEW

NOTE:
1. TYPICAL FOR ALL RETURN AIR AND EXHAUST DUCTS NOT INDICATED WITH A GRILLE OR REGISTER.

19	WIRE MESH SCREEN DETAIL	NTS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC DETAILS

NTS

Drawing Number

H0.4

VAV / VAVE & FPT SCHEDULE														
VAV LABEL	1	2	3	4	5	6	7	8	9	10	11	12	13	14
SIZE	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
MAX. CFM	650	1110	800	230	460	375	200	405	300	380	1400	225	1080	1040
MIN. CFM	215	375	200	80	150	125	70	135	100	380	500	225	395	360
GPM	0.8	1.6	0.8	0.3	0.6	0.5	0.3	0.6	0.4	1.0	2.2	1.0	-	-

EXISTING SHAFT LOCATION
24x12 RA UP
24x12 RA UP
24x12
DROP NEW RETURN MAIN UNDER EX. SPRINKLER MAIN
CEILING MOUNTED UNIT
CORRIDOR
OFFICE
K
M
N
P

1 HVAC DUCTWORK PLAN
SCALE: 1/8" = 1'-0"

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	JCM
Checked By:	RLG
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC
FIRST FLOOR
DUCTWORK PLAN

1/8" = 1'-0"

Drawing Number

H1.1

VAV / VAVE & FPT SCHEDULE														
VAV LABEL	1	2	3	4	5	6	7	8	9	10	11	12	13	14
SIZE	FPT-10	FPT-10	FPT-8	FPT-8	FPT-8	VAV-8	VAV-8	VAV-8	VAV-8	VAV-12	VAV-14	VAV-8	VAVE-12	VAVE-14
MAX. CFM	850	1110	800	200	480	375	200	405	300	850	1400	220	1050	1040
MIN. CFM	210	375	200	80	150	120	75	130	150	380	505	220	380	380
GPM	0.8	1.6	0.8	0.3	0.6	0.5	0.3	0.8	0.4	1.5	2.2	1.0	-	-

CEILING MOUNTED UNIT
INTEGRAL CONDENSATE PUMP
INTEGRAL CONDENSATE PUMP

1 HVAC PIPING PLAN
SCALE: 1/8" = 1'-0"

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC
FIRST FLOOR
PIPING PLAN

1/8" = 1'-0"

Drawing Number

H1.2

DUCTWORK DOWN TO 3RD FLOOR CEILING
RUN DUCTWORK ABOVE THIRD FLOOR CEILING (TYP.)

1 HVAC ROOF PLAN

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	JCM
Checked By:	HLS
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

HVAC
ROOF PLAN

1/16" = 1'-0"

Drawing Number

H1.3

LIGHTING LEGEND

LIGHTING CONTROL LEGEND

POWER DEVICES LEGEND

POWER DISTRIBUTION EQUIPMENT

KVA 15

T2

COMMUNICATIONS LEGEND

FIRE ALARM SYSTEM LEGEND

PROJECT GENERAL NOTES

SECURITY DEVICES LEGEND

DEMOLITION GENERAL NOTES

DRAWING NOTES AND DESIGNATIONS

MECHANICAL EQUIPMENT IDENTIFIER LEGEND

EXISTING CONDITIONS DESIGNATIONS

LINE TYPE LEGEND

WIRING METHODS

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	TD
Checked By:	MDT
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ELECTRICAL LEGEND AND GENERAL NOTES

NTS

Drawing Number

E0.0

5 PARTIAL BUILDING KEY PLAN

PLAN NOTES:

4 ELECTRICAL / TELE-DATA ROOM PART PLANS

1 ELECTRICAL LIGHTING PLAN

3 FIRE ALARM PLAN

2 ELECTRICAL POWER PLAN

olink PROTEOMICS

OLINK PROTEOMICS

55 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

Project Status: PERMIT SET

Drawn By: TD

Checked By: MDT

Issue Date: MAY 11, 2018

Drawing Title

ELECTRICAL LIGHTING, POWER AND FIRE ALARM PLANS

1/8" = 1'-0"

Drawing Number

E1.1

EXISTING ROOF TOP UNIT
120V POWER FOR RED'S ON 3RD FLOOR CEILING
NEW GENERATOR
EXISTING ROOF TOP UNIT

PLAN NOTES:

1. REFER TO DRAWING E0.00 FOR LEGEND AND GENERAL NOTES.
2. RECEPTACLES, SWITCHES AND DEVICES SHALL BE INSTALLED AT MOUNTING HEIGHTS AND LOCATIONS AS INDICATED ON THE ARCHITECTURAL ELEVATIONS, PART PLANS AND DETAILS. CONTRACTOR SHALL REFER TO ARCHITECTURAL DRAWINGS FOR INFORMATION.
3. CIRCUIT NUMBERS ARE SHOWN FOR DESCRIPTIVE PURPOSES ONLY. EXACT NUMBERS SHALL BE DETERMINED IN FIELD AND SHALL BE NOTED ON THE CONTRACTORS' AS BUILT DRAWINGS.
4. BRANCH CIRCUIT CONDUCTORS SHALL BE SIZED AND INSTALLED FOR A MAXIMUM VOLTAGE DROP OF 3%. CONTRACTOR SHALL PROVIDE #10AWG CONDUCTORS FOR ALL 120V CIRCUITS GREATER THAN 60 FEET IN LENGTH AND #10AWG CONDUCTORS FOR ALL 277V CIRCUITS GREATER THAN 150 FEET IN LENGTH. CONTRACTOR SHALL PROVIDE #8AWG CONDUCTORS FOR ALL 120V CIRCUITS GREATER THAN 100 FEET IN LENGTH, BUT LESS THAN 160 FEET IN LENGTH AND #8AWG CONDUCTORS FOR ALL 277V CIRCUITS GREATER THAN 225 FEET, BUT LESS THAN 350 FEET IN LENGTH. REFER TO SPECIFICATIONS FOR ADDITIONAL REQUIREMENTS AND OPTIONS.
5. COORDINATE EXACT LOCATION OF ALL MECHANICAL EQUIPMENT WITH HVAC, PLUMBING AND FIRE PROTECTION DRAWINGS.

1 ELECTRICAL ROOF PLAN
SCALE: 1/16" = 1'-0"

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS | architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1806-000
Drawn By:	TD
Checked By:	MDT
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ELECTRICAL ROOF PLAN

1/16" = 1'-0"

Drawing Number

E1.2

FIRE ALARM NOTES:

[illegible]

(2) FIRE ALARM PARTIAL RISER DIAGRAM

NOTES:
RISER CODED NOTES:

(1) ELECTRICAL POWER RISER DIAGRAM

SCHEDULE OF PANEL BOARDS (277 / 480 VOLT, 3 PHASE, 4 WIRE)

[illegible]

SCHEDULE OF PANEL BOARDS (120 / 208 VOLT, 3 PHASE, 4 WIRE)

[illegible]

BRANCH CIRCUIT SCHEDULE

[illegible]

LEGEND OF FEEDERS SIZES - COPPER CONDUCTORS

[illegible]

DRY TYPE TRANSFORMER SCHEDULE

[illegible]

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1000-000
Drawn By:	TD
Checked By:	MDT
Issue Date:	MAY 11, 2018

Issues

Revisions

Drawing Title

ELECTRICAL RISER DIAGRAMS AND SCHEDULES

NTS

Drawing Number

E2.0

LIGHTING FIXTURE SCHEDULE

FIXTURE TYPE	DESCRIPTION	LIGHT FIXTURE ACCEPTABLE MANUFACTURERS AND CATALOG NUMBER		LAMPS		FIXTURE TOTAL WATTAGE	MOUNTING	VOLTAGE	NOTES
		MANUFACTURER	CATALOG NUMBER	QUANTITY	TYPE				
LP1	PENDANT FIXTURE	RESTORATION HARDWARE	CICERO BARREL PENDANT	-	CFL	32	SURFACE	UNV	
LP2	FLOOR LAMP FIXTURE	ROVER USA	AMPHORA 21	-	LED	20W	FLOOR	120	LP14
LR1(#) LR1A(#)	RECESSED LED FIXTURE	LUMATO	RS-XXX-M-01-277-35-TBD-W-BD-0-10 EM OPTION: RS-XXX-M-01-277-35-TBD-W-BD-0-10-EM	-	LED	24	RECESSED	277	LP13
LR2	RECESSED 2X2 LED FIXTURE	METALUX	22RR-LD2-35-C-UNV-L835-CD-1	-	LED	18	SURFACE	UNV	
LR3 LR3E	RECESSED 2X4 LED FIXTURE	METALUX	24RR-LD2-48-C-UNV-L835-CD-1 EM OPTION: 24RR-LD2-48-C-UNV-EL7/14-L835-CD-1	-	LED	36	SURFACE	UNV	
LS1(#) LS1A(#)	SUSPENDED LED FIXTURE	LUMATO	XS-XXX-M-01-277-35-TBD-W-BD-0-10 EM OPTION: XS-XXX-M-01-277-35-TBD-W-BD-0-10-EM	-	LED	24	RECESSED	277	LP13
LS2 LS2E	SURFACE MOUNTED 2X4 LED FIXTURE	METALUX	24SR-LD2-48-C-UNV-L835-CD-1 EM OPTION: 24SR-LD2-48-C-UNV-EL7/14-L835-CD-1	-	LED	36	SURFACE	UNV	
LS3	SURFACE MOUNTED 1X4 LED FIXTURE	LITHONIA	CLX-ST-40-40K-MVOLT-PR	-	LED	30	SURFACE	UNV	
(symbol)	UNIVERSAL MOUNT, SINGLE FACE EXIT SIGN WITH CHEVRONS PER FLOOR PLANS	SURELITE	[illegible]-1-(RECESSED)-(FINISH)-(FACE COLOR)-C-(CHEVRONS)	-	LED	4	SURFACE	277	LP8
(symbol)	UNIVERSAL MOUNT, DUAL FACE EXIT SIGN WITH CHEVRONS PER FLOOR PLANS	SURELITE	[illegible]-2-(RECESSED)-(FINISH)-(FACE COLOR)-C-(CHEVRONS)	-	LED	4	SURFACE	277	LP8

LIGHTING FIXTURE SCHEDULE NOTES:

LP1. REFER TO ARCHITECT'S REFLECTED CEILING PLANS AND ELEVATIONS FOR FINAL LOCATIONS AND MOUNTING HEIGHTS OF ALL FIXTURES.

LP2. CATALOG NUMBERS INDICATED ARE FOR REFERENCE ONLY. CONTRACTOR IS RESPONSIBLE FOR FINAL FIXTURE COORDINATION AND INSTALLATION. CONTRACTOR SHALL PROVIDE ALL ACCESSORIES REQUIRED FOR INSTALLATION OF LIGHT FIXTURES INCLUDING, BUT NOT LIMITED TO, BAR HANGERS, SWIVEL STEM HANGERS, PENDANTS, END CAPS, CONNECTORS, MOUNTING BOXES, MOUNTING CLIPS.

LP3. COORDINATE LIGHTING FIXTURE INSTALLATION AND TRIM KIT WITH CEILING TYPE. PROVIDE FRAME KIT AS REQUIRED TO INSTALL FIXTURE IN CEILING TYPE.

LP4. ALL FLUORESCENT LAMPS SHALL HAVE A MINIMUM CRI RATING OF 82.

LP5. FINAL FINISHES AND COLORS OF ALL LIGHT FIXTURES SHALL BE APPROVED BY ARCHITECT AND LIGHTING DESIGNER.

LP6. ALL FIXTURES SHALL BE SUPPORTED FROM THE BUILDING STRUCTURE BY THREADED ROD OR CHAIN. REFER TO THE SPECIFICATIONS FOR METHOD. SUPPORTING FIXTURES FROM HUNG CEILING IS NOT ALLOWED.

LP7. ALL INCANDESCENT LAMPS SHALL BE SOFT WHITE TYPE, DOUBLE-LIFE TYPE.

LP8. EDGE-LIT TYPE EXIT SIGNS SHALL BE PROVIDED WITH MIRROR BACKING AS REQUIRED TO SUIT FIELD CONDITIONS AND SPECIFIC INSTALLED LOCATIONS.

LIGHTING FIXTURE NOTES CONTINUED:

LP9. NUMBER OF FACES, DIRECTIONAL ARROWS AND MOUNTING AS SHOWN ON THE PLAN.

LP10. COORDINATE TASK LIGHT FIXTURE INSTALLATION WITH CASEWORK AS DETAILED ON ARCHITECTURAL DRAWINGS.

LP11. PROVIDE REQUIRED NUMBER OF BALLASTS TO ACCOMMODATE LIGHTING FIXTURES WITH MULTI-LEVEL SWITCHING AS INDICATED ON FLOOR PLANS.

LP12. COORDINATE AND VERIFY PENDANT LENGTHS WITH ARCHITECT PRIOR TO INSTALLATION FOR REQUIRED MOUNTING HEIGHTS OF PENDANT FIXTURES.

LP13. COORDINATE FIXTURE LENGTH WITH FLOOR PLANS. (#) INDICATES LENGTH.

LP14. PLUG IN FLOOR LAMP IN DEDICATED SWITCHED OUTLET. REFER TO FLOOR PLANS.

MECHANICAL EQUIPMENT SCHEDULE

UNIT NO.	LOCATION	DESCRIPTION	HP / MCA / KW	PANEL - CKT NO.	VOLTS (V)	PHASE	CIRCUIT BREAKER	FEEDER	(symbol 1)	(symbol 2)	(symbol 3)	(symbol 4)	(symbol 5)	(symbol 6)	(symbol 7)	WP	(symbol 9)	REMARKS
EF-1	ROOF	EXHAUST FAN	1/2 HP	P21-33	120	1	20A/1P	2#12 & 1#12G, 3/4"C			✓	✓		✓				
FPT-1	SEE PLANS	FAN POWERED TERMINAL UNIT	.8 FLA	SEE PLANS	277	1	20A/1P	2#12 & 1#12G, 3/4"C				✓		✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
FPT-2	SEE PLANS	FAN POWERED TERMINAL UNIT	1.5 FLA	SEE PLANS	277	1	20A/1P	2#12 & 1#12G, 3/4"C				✓		✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
FPT-3	SEE PLANS	FAN POWERED TERMINAL UNIT	2.5 FLA	SEE PLANS	277	1	20A/1P	2#12 & 1#12G, 3/4"C				✓		✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
FPT-4	SEE PLANS	FAN POWERED TERMINAL UNIT	2.5 FLA	SEE PLANS	277	1	20A/1P	2#12 & 1#12G, 3/4"C				✓		✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
FPT-5	SEE PLANS	FAN POWERED TERMINAL UNIT	4.1 FLA	SEE PLANS	277	1	20A/1P	2#12 & 1#12G, 3/4"C				✓		✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
AC-1	FREEZER FARM	HEAT PUMP SPLIT SYSTEM (INDOOR)	1 MCA	P21-35,37	208	1	30A/2P	FED FROM OUTDOOR UNIT				✓		✓				PROVIDE GFCI RECEPTACLE ADJACENT TO UNIT FOR CONDENSING PUMP
ACCU-1	ROOF	HEAT PUMP SPLIT SYSTEM (OUTDOOR)	19 MCA					2#10 & 1#10G, 3/4"C				✓		✓		✓		
AC-2	TELE/DATA ROOM	HEAT PUMP SPLIT SYSTEM (INDOOR)	1 MCA	P21-39,41	208	1	20A/2P	FED FROM OUTDOOR UNIT				✓		✓				PROVIDE GFCI RECEPTACLE ADJACENT TO UNIT FOR CONDENSING PUMP
ACCU-2	ROOF	HEAT PUMP SPLIT SYSTEM (OUTDOOR)	11 MCA					2#12 & 1#12G, 3/4"C				✓		✓		✓		
AHU-1	ROOF	GAS FIRED ROOF TOP UNIT	38 MCA	P41-11,13,15	480	3	50A/3P	3#8 & 1#10G, 3/4"C				✓		✓			✓	
CUH-1	SEE PLANS	UNIT HEATER	<3 MCA	SEE PLANS	120	1	20A/1P	2#12 & 1#12G, 3/4"C						✓				FACTORY DISCONNECT FURNISHED WITH EQUIPMENT
HWC-1	SEE PLANS	HOT WATER CIRCULATOR PUMP	<1 MCA	SEE PLANS	120	1	20A/1P	2#12 & 1#12G, 3/4"C			✓			✓	✓			
WH-1	SEE PLANS	HOT WATER HEATER	4 KW	P41-17,19,21	480	3	15A/3P	3#12 & 1#12G, 3/4"C				✓		✓		✓		PROVIDE 120V POWER FOR LEAK DETECTION

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	TD
Checked By:	MDT
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title

ELECTRICAL SCHEDULES

NTS

Drawing Number

E3.0

WARNING

7 TYPICAL ARC FLASH LABEL NTS

4 **TYPICAL CEILING MOUNTED TRANSFORMER** NTS

1 TYPICAL MOUNTING HEIGHTS NTS

8 TYPICAL GROUND BAR DETAIL NTS

5 TYPICAL COVERPLATE AND DISCONNECT/ SWITCHES LABEL NTS

2 TYPICAL RECEPTACLE LABELING NTS

9 TYPICAL LCD MONITOR DETAIL NTS

6 DUCT MOUNTED SMOKE DETECTOR WITH DAMPER CONTROL DETAIL NTS

3 FIRE SMOKE DAMPER CONTROL DETAIL NTS

olink PROTEOMICS

OLINK PROTEOMICS

65 GROVE STREET
WATERTOWN, MA 02472

Key Plan:

MDS architecture planning interiors

R. W. Sullivan Engineering

Project Status:	PERMIT SET
Project No:	1606-000
Drawn By:	TD
Checked By:	MDT
Issue Date:	MAY 11, 2018

Issues

No.	Date	Description

Revisions

No.	Date	Description

Drawing Title:

ELECTRICAL DETAILS

NTS

Drawing Number:

E4.0

APPENDIX C

RULES AND REGULATIONS

The following Rules and Regulations constitute a part of the Lease and of Tenant’s obligations thereunder in respect of Tenant’s use and occupancy of the Premises in the Building. In the event of any direct conflict between the terms of these Rules and Regulations, as the same may be amended, and the terms and provisions of this Lease, the terms of the Lease shall control. Tenant acknowledges that these Rules and Regulations are intended to supplement the Lease.

I.       BUILDING HOURS

1.1        Except to the extent otherwise provided in this Lease, the Building is open from 8:00 a.m. to 6:00 p.m. Monday through Friday. The Building is closed on Saturdays, Sundays and all national holidays. Notwithstanding the foregoing, Tenant shall have access to the Building 24 hours per day, 7 days a week.

1.2       If you wish to use the Building during other times, please obtain pass-cards for authorized members of your staff from Landlord’s Managing Agent. As additional security, all persons entering the Building after hours are required to sign in and out in a logbook provided for that purpose.

1.3       If you will need after-hours heating or air conditioning services, please notify Landlord’s Managing Agent by 3:00 p.m. on the previous working day. (These Building services are either reduced or shut off completely when the Building is closed) You will be charged for overtime use of the Building services.

1.4       You are advised, for the protection and safety of your personnel, to lock front doors at the end of each working day. Front doors should also be locked whenever your receptionist leaves the area.

1.5       If you have night-line telephone service, please submit a list of numbers and personnel to Landlord’s Managing Agent. This will enable the security guard to contact your office after 6:00 p.m. on the occasions when visitors call after normal working hours.

1.6       If you wish to remove fixtures or materials from your premises after 6:00 p.m. or to have work performed after 6:00 p.m. by someone who does not have a Building pass. Landlord’s Managing Agent must be notified.

II.       ELEVATORS, DELIVERIES AND PARKING

2.1       If you expect delivery of any bulky material, notify the Landlord’s Managing Agent reasonably in advance so that elevators may be scheduled and elevator pads may be installed. This protects both your shipment and the elevators. For the convenience of all, elevators may not be used for deliveries during the peak traffic hours of 8:00 a.m. to 9:30 a.m.; 11:30 a.m. to 1:30 p.m.; and 4:30 p.m. to 6:00 p.m.

2.2       All larger deliveries must be made from the designated Building loading dock area. Large deliveries can be expedited by notifying Landlord’s Managing Agent twenty-four (24) hours in advance. The receiving area can accommodate only certain types and sizes of vehicles. All hand trucks used for interior deliveries must be equipped with rubber bumpers and tires.

2.3       The loading dock may be used only for deliveries. No vehicles are allowed to stand or park in this area after unloading nor are vehicles allowed to park at the loading dock for service calls. You should advise your vendors and suppliers of this rule. Any vehicles abusing the truck dock privileges are subject to being towed at the owner’s expense.

III.       GENERAL USE OF BUILDING AND PREMISES

3.1       Tenants are not permitted to place or store property on the sidewalks, passageways, parking areas or courtyards adjacent to the Building or in the elevators, vestibules, stairways, or corridors (except as may be necessary for brief periods during deliveries).

3.2       No bicycles or animals may be brought into or kept in or about the Building or premises except in designated areas. Notwithstanding the foregoing, Tenant may have a small non-shedding or hypoallergenic dog (less than 15 pounds) in the Premises so long as such animal remains in an office and does not cause any damage to, or leave any waste on or about, the Property. Tenant is responsible for any damage caused at the Property by such animal. Bicycle racks shall be made available at the Building.

3.3       Rubbish, rags, sweepings, acid and any and all harmful or damaging substances may not be deposited in the lavatories or in the janitor closets. Please make arrangements with Landlord’s Managing Agent for disposal of any unusual trash.

3.4       The Building is a “smoke-free” building; smoking is prohibited in the Building lobby and other common areas, all elevators, all rest rooms, the elevator lobby on each floor (even if such floor is occupied by only one tenant) and the parking garage.

IV.       REPAIRS AND SERVICES

4.1       You are responsible for all general repairs and maintenance of your Premises including, but not limited to, Tenant supplied supplementary air conditioning, exterior doors and exterior signs. Except as otherwise specifically provided for in the Lease, all repairs, installations or alterations to the Building or its fixtures must first be approved and scheduled by Landlord’s Managing Agent.

4.2       All requests for work to be done in your Premises by any of the Building Management Staff should be directed to Landlord’s Managing Agent. Building employees are not permitted to perform any work outside their regular duties except upon special instructions from Landlord’s Managing Agent.

4.3       All schedules for the performance of your construction and repair work must be coordinated by Landlord’s Managing Agent to avoid conflicts with various building construction and maintenance schedules. Tenants must inform Landlord’s Managing Agent at least 72 hours before any work is to begin (except in the case of emergency), of the nature of the work, where and when it is to be performed, the name of the contractor or concern doing the work, and the name of the individual who will supervise the performance of the work. You will be required to obtain from the persons doing work, certificates of insurance coverage, signed lien waivers, and payment and performance bonds in form and substance satisfactory to Landlord. Work may not begin until such requirements have been satisfied.

4.4       Landlord shall purchase and install, at your expense, all lamps, tubes, bulbs, starters and ballasts.

V.       ELECTRICAL SYSTEM; ENERGY CONSERVATION

5.1       In order to assure that the Building’s electrical standards are not exceeded and to avert possible adverse effect on the Building’s electrical system, you may not, without Landlord’s prior consent, connect any fixtures, appliances or equipment to the Building’s electric distribution system other than standard office equipment, such as typewriters, pencil sharpeners, adding machines, hand held or desk top calculators, dictaphones, office computers and copiers and the lab and other equipment necessary for Tenant’s use (but not to exceed Tenant’s proportionate share of the Building’s electrical service.

5.2       Notwithstanding anything to the contrary contained in the Lease, Landlord reserves the right to implement policies and procedures it deems, in its reasonable judgment, to be necessary or expedient in order to conserve and/or preserve energy and related services, or to be necessary or required in order to comply with applicable government laws, rules, regulations, codes, orders and standards.

5.3       The windows of the Building are designed for insulation and to reduce glare. Building standard blinds or drapes contribute to the effectiveness of the Building’s heating and cooling systems. You should keep the blinds or drapes closed when windows are exposed to the sun’s rays in summer and keep them open when the sun is bright enough to provide warmth during the winter months.

VI.       COOKING AND RELATED ACTIVITIES

6.1       You may not use or permit the use of any part of the Premises for the preparation or dispensing of food, but may heat food with use of a microwave and/or toaster oven. You may, nevertheless, with Landlord’s prior written consent, which consent shall not be unreasonably withheld, install hot-cold water fountains, coffee makers and refrigerator-sink-stove combinations for the preparation of beverages and foods, provided that no cooking, frying, etc., are carried on that require special exhaust venting. The Building contains no facilities to provide special venting.

VII.       LIFE SAFETY AND EMERGENCY PROCEDURES

7.1       In case of emergency situations such as power failure, water leaks or serious injury, call Landlord’s Managing Agent immediately. In case of fire or smoke, pull the nearest alarm (located on your floor) and then call Landlord’s Managing Agent.

APPENDIX D

FORM OF LETTER OF CREDIT

[On Bank’s Letterhead]

IRREVOCABLE LETTER OF CREDIT

[Date]

Irrevocable Letter of Credit No. ________

Beneficiary

CRESSET GROVE LLC
c/o Cresset Development LLC
[*************]
[*************]
Attn: Edward G. Nardi

Applicant
[Name]
[Address]

Expiration Date: [Sixty Days after scheduled Expiration Date of Lease]

Ladies and Gentlemen:

________________________ (“Issuer”) hereby issues our Irrevocable Letter of Credit No. ________in Beneficiary’s favor in the amount of ________________________ U.S. Dollars available by your sight drafts drawn on us and accompanied by a written statement signed on behalf of CRESSET GROVE LLC. its successors or assigns, stating as follows:

“The undersigned certifies that CRESSET GROVE LLC and/or its successors and assigns is entitled to draw under the Irrevocable Letter of Credit No. _____ pursuant to the terms of a Lease, dated __________, between CRESSET GROVE LLC and [Applicant].”

Partial drawings are permitted.

We engage with you that all drafts drawn under and in compliance with the terms of this Irrevocable Letter of Credit will be duly honored if presented to us on or before the expiration date set forth above. Any draft drawn by you under this Irrevocable Letter of Credit must bear the clause “Drawn on Irrevocable Letter of Credit No. ________ of [Issuer Bank]’’.

D-1

This Irrevocable Letter of Credit is fully transferable and assignable by Beneficiary and its successors, assigns and transferees. Beneficiary shall send a written request to Issuer to assign or transfer this Irrevocable Letter of Credit and upon presentation of this Irrevocable Letter of Credit, as it may be amended. to Issuer, Issuer shall re-issue this Irrevocable Letter of Credit in the then outstanding amount in favor of Beneficiary’s successor, assign or transferee.

This Irrevocable Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be limited, modified, amended or amplified, except by a written document executed by the parties hereto.

Except as otherwise expressly stated herein, this Irrevocable Letter of Credit is subject to the “International Standby Practices” (1SP98) International Chamber of Commerce (Publication No. 590).”

Very truly yours,

[ISSUING BANK]

By:
Name:
Title:

D-2

APPENDIX E

FORM OF GUARANTY OF LEASE

WHEREAS, simultaneously with the execution of this Guaranty, Cresset Grove LLC, a Massachusetts limited liability company (“Landlord”), having an office in care of c/o Cresset Development LLC, [*************], Attn: Edward G. Nardi, and Olink Proteomics, Inc., a Delaware corporation, having a principal office at ___________ (“Tenant”), are entering into a certain Lease (the “Lease”) dated as of _______, 20__ affecting space in the building located at 65 Grove Street, Watertown, Massachusetts; and

WHEREAS, OLINK PROTEOMICS AB, a Swedish corporation (the “Guarantor”) is the parent of Tenant, and therefore has a substantial financial interest in Tenant and is deriving a direct benefit from the existence of the Lease.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and as a material inducement to Landlord to execute the Lease, the undersigned agrees as follows:

1.        Guaranty. The undersigned Guarantor hereby absolutely, unconditionally, and irrevocably guarantees the full and timely performance by Tenant of each and every term, condition and covenant to be performed by Tenant under the Lease, including without implied limitation the Tenant’s obligation to pay such rents, charges, costs and impositions as are set forth in the Lease. Guarantor further agrees to defend with counsel acceptable to Landlord, and to indemnify and save Landlord harmless from and against any and all loss, cost, damage or liability arising out of any breach by Tenant of any of the terms, conditions and covenants of the Lease, or out of any breach of warranty or misrepresentation made by Tenant under the Lease or heretofore or hereafter made to Landlord, including reasonable attorneys’ fees and any other costs incurred by Landlord in connection therewith.

2.         Direct Enforcement. The undertakings contained in this Guaranty shall be the personal liability of Guarantor. Guarantor acknowledges that after any event of default by Tenant in the performance of any term, condition or covenant of the Lease, which default continues beyond any applicable cure period, the liability of Guarantor under this Guaranty shall be primary and that, in the enforcement of its rights, Landlord shall be entitled to look to Guarantor for the performance of the obligations of Tenant which Guarantor has guaranteed, without first commencing any action or proceedings against Tenant, and likewise, enforcement of Landlord’s rights against Tenant shall not impair the right of Landlord to enforce this Guaranty, and any such action by Landlord shall not operate as a release of the liability of Guarantor under this Guaranty. The guaranteed obligations include both payment and performance. The obligations of the Guarantor shall be absolute and unconditional and shall remain in full force and effect until all amounts due pursuant to the Lease have been paid in full and all of Tenant’s obligations thereunder have been performed in full.

3.         Guarantor’s Performance of Tenant’s Obligations. Guarantor agrees that, in addition to any other rights given to Landlord hereby, in the event of any default by Tenant in the performance of any term, condition or covenant of the Lease, it will forthwith cause Tenant to, or will itself, pay, perform and observe said term, condition or covenant of the Lease.

4.         Subrogation. From and after the occurrence of any default and the expiration of any applicable notice and/or cure period (if any is required under Article VII of the Lease) by Tenant in the performance of any term, condition, covenant or obligation under the Lease, Guarantor agrees that Guarantor will not accept or receive any dividend, payment or reimbursement from Tenant, including any payment on account of any indebtedness from Tenant to Guarantor, and that if Guarantor does then receive any such dividend, payment or reimbursement the same shall be held in trust for Landlord and forthwith will be turned over to Landlord in the form received.

E-1

5.        Financial Condition. Guarantor agrees from time to time, upon Landlord’s request, but not more frequently than once a year, to deliver to Landlord forthwith Guarantor’s financial statements. All financial statements heretofore delivered to Landlord by Guarantor are, and all financial statements hereafter delivered to Landlord by Guarantor will be, true and correct in all material respects and fair presentations of the financial condition of Guarantor as of the date thereof, prepared in accordance with generally accepted accounting practices. No material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements heretofore delivered to Landlord.

6.        Waivers. Guarantor agrees that none of its obligations and no rights against Guarantor hereunder shall in any way be discharged, impaired otherwise affected by any extension of time for, or by any partial or complete waiver of the performance of any of Tenant’s obligations under the Lease, or by any other alteration, amendment, assignment, expansion, extension or modification in or to the Lease, or by any release or waiver of any term, covenant or condition of the Lease, or by any delay in the enforcement of any rights against Tenant, Guarantor or any other person or entity under the Lease. Without limitation, Guarantor agrees that the Lease may be altered, amended, assigned, expanded, extended or modified from time to time on such terms and provisions as may be satisfactory to Landlord without notice to or further assent by Guarantor, and Guarantor hereby waives notice of acceptance of this Guaranty, notice of any obligations guaranteed hereby or of any action taken or omitted in reliance hereon, and notice of any defaults of Tenant under the Lease and waives presentment, demand for payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any such obligations, suit or taking other action by Landlord against, and any other notice to, any party liable thereon and waives suretyship defenses generally, other than full and timely payment and performance of all obligations hereby guaranteed. No invalidity, irregularity or unenforceability of all or any part of such obligations or of any security therefor and no insolvency, bankruptcy, liquidation proceeding or dissolution affecting Tenant or Guarantor shall affect, impair or be a defense to this Guaranty. The liability of the Guarantor hereunder is primary and unconditional and shall not be subject to any offset, defense (other than the defense of full and timely payment and performance) or counterclaim of Guarantor.

7.        Enforceability. Guarantor represents that this Guaranty, and the Lease hereby guaranteed, as originally delivered and as modified, amended or supplemented, have been duly authorized and are the legal, valid and binding obligations of Guarantor and Tenant, enforceable in accordance with their respective terms, and Guarantor further agrees that no invalidity of any such Guaranty shall affect or impair Guarantor’s liability under this Guaranty.

8.        Recourse. This instrument is intended to be fully effective in accordance with its terms notwithstanding any exculpatory provisions inconsistent herewith contained in the Lease.

9.        Joint and Several Liability. If more than one party executes this Guaranty the term Guarantor shall mean all of them, and each of them shall be jointly and severally liable hereunder.

10.      Notices. All notices or other communications required or provided to be sent by either party shall be in writing and shall be deemed duly given if sent either (a) by registered or certified mail, postage prepaid, return receipt requested, or (b) by overnight mail service as provided by the U.S. mail or by a nationally recognized private common carrier with provisions for receipt of delivery, or (c) by hand. All notices shall be addressed as follows:

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To Landlord:	c/o Cresset Development LLC [*************] [*************] Attn: Edward G. Nardi
with copies to:	Lerner & Holmes PC [*************] [*************] Attn: Faith Glickman Rossi, Esq.
To Guarantor:	Olink Proteomics AB

All such notices shall be effective when received.

Any address or name specified above may be changed by notice given to the addressee by the other party in accordance with provisions above. The inability to deliver notice because of a changed address of which no notice was given as provided above, or because of rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party.

10.       Successors and Assigns. This Guaranty shall be binding upon Guarantor and his successors or assigns, and shall inure to the benefit of Landlord, its successors or assigns. Guarantor agrees that this Guaranty shall be assignable by Landlord in connection with an assignment of Landlord’s interest in the Lease. The benefit of this Guaranty shall extend to any successor of Landlord as owner of the Property (or any portion thereof).

11.       Applicable Law. This instrument shall be construed in accordance with the laws of the Commonwealth of Massachusetts. Guarantor agrees that any actions hereunder may be brought and remain in the state or federal courts of such Commonwealth and agrees to accept the jurisdiction and venue of such courts in any such action.

12.       Effective Date. This Guaranty is effective as of __________, 2018.

Executed as a sealed instrument as of the _____ day of ________, 2018.

GUARANTOR:

OLINK PROTEOMICS AB

By:
Name: Title:

[ADD APPROPRIATE NOTARY BLOCK FOR EXECUTION]

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